   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 2002
                                                            FILE NOS.: 333-66203
                                                                       811-09081
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                         POST-EFFECTIVE AMENDMENT NO. 4                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                               AMENDMENT NO. 6                               /X/

                              -------------------

                       MORGAN STANLEY INTERNATIONAL FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          immediately upon filing pursuant to paragraph (b)
-------
   X      on December 30, 2002 pursuant to paragraph (b)
-------
          60 days after filing pursuant to paragraph (a)
-------
          on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley International Fund

A MUTUAL FUND THAT SEEKS
LONG-TERM CAPITAL GROWTH

                                                                   [COVER PHOTO]


                                                  Prospectus - December 30, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   3
                          FEES AND EXPENSES...........................................                   5
                          ADDITIONAL INVESTMENT STRATEGY INFORMATION..................                   6
                          ADDITIONAL RISK INFORMATION.................................                   7
                          FUND MANAGEMENT.............................................                   8

Shareholder Information   PRICING FUND SHARES.........................................                   9
                          HOW TO BUY SHARES...........................................                   9
                          HOW TO EXCHANGE SHARES......................................                  11
                          HOW TO SELL SHARES..........................................                  12
                          DISTRIBUTIONS...............................................                  14
                          TAX CONSEQUENCES............................................                  14
                          SHARE CLASS ARRANGEMENTS....................................                  15

Financial Highlights      ............................................................                  22

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
MSCI EAFE COUNTRIES
include Australia, Japan, New Zealand, most nations in Western Europe, Hong Kong and Singapore.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
Morgan Stanley International Fund seeks long-term capital growth.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                           The Fund will normally invest at least 65% of its assets in a diversified portfolio of international common stocks and other equity securities. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., and its "Sub-Advisor" -- Morgan Stanley Investment Management Inc. -- use a "top-down" approach that emphasizes country and sector selection and weightings over individual stock selection.


                           Country and Sector Selection. The Sub-Advisor first considers the countries and sectors represented in the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia and Far East) Index. The Sub-Advisor -- on an ongoing basis -- establishes the proportion or weighting for each country and/or sector (eg., overweight, underweight or neutral) relative to the Index for investment by the Fund. The Sub-Advisor may also choose to overweight or underweight particular sectors, such as telecommunications or banking, within each country or region. In making its determinations, it evaluates factors such as valuation, economic outlook, corporate earnings growth, inflation, liquidity and risk characteristics, investor sentiment, interest rates, and currency outlook. The Fund invests in at least three separate countries.


Stock Selection. The Sub-Advisor invests the Fund's assets within each country and/or sector based on its assigned weighting. Within each country or sector, the Sub-Advisor will try to match the performance of a broad local market index by investing in optimized "baskets" of common stocks and other equity securities, which may include depositary receipts, preferred securities and convertible securities. In most cases, the MSCI Index for that country will be used as the benchmark index.


In addition to the securities discussed above, the Fund may also invest in equity and/or fixed-income and convertible securities of issuers located anywhere in the world, including the United States; securities of other investment companies; forward foreign currency exchange contracts and futures on stock indexes. The Fund may invest up to 10% of its net assets in securities of companies located in emerging market countries.


Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In pursuing the Fund's investment objective, the Investment Manager and/or Sub-Advisor have considerable leeway in deciding which investments they buy, hold or sell on a day-to-day basis -- and which trading strategies they use. For example, the Investment Manager and/or Sub-Advisor in their discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.



Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.



The foreign securities in which the Fund invests may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied over the past 2 calendar years.

[End Sidebar]


Other Risks. The performance of the Fund also will depend on whether the Investment Manager and/or Sub-Advisor are successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in the securities of other investment companies, fixed-income and convertible securities, forward foreign currency exchange contracts and futures on stock indexes. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


                            ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2000 -15.66%
'01  -19.00%


                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002 WAS -18.33%.



                           During the periods shown in the bar chart, the highest return for a calendar quarter was 3.72% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -12.05% (quarter ended March 31, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[End Sidebar]


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 -----------------------------------------------------------
                                             LIFE OF FUND
                           PAST 1 YEAR     (SINCE 6/28/99)
 -----------------------------------------------------------
  Class A                        -22.57%            -8.68%
 -----------------------------------------------------------
  Class C                        -19.71%            -7.41%
 -----------------------------------------------------------
  Class D                        -18.17%            -6.53%
 -----------------------------------------------------------
  Class B -- Returns
  Before Taxes                   -23.05%            -8.51%
 -----------------------------------------------------------
  Class B -- Returns
  After Taxes
  on Distributions(1)            -23.05%            -9.29%
 -----------------------------------------------------------
  Class B -- After
  Taxes on
  Distributions and
  Sale of
    Fund Shares                  -14.04%            -7.04%
 -----------------------------------------------------------
  MSCI EAFE Index(2)             -21.44%            -7.65%
 -----------------------------------------------------------



 1 These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
 2 The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance of global stock markets within Europe, Australasia, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.




The above table shows after tax returns for the Fund's Class B shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended October 31, 2002.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share
Class Arrangements" section for further fee and expense information.


                                                   CLASS A      CLASS B      CLASS C      CLASS D
-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                             5.25%(1)    None         None          None
-------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of the
 offering price or net asset value at
 redemption)                                       None(2)       5.00%(3)     1.00%(4)     None
-------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
 Management fee                                    1.00%        1.00%        1.00%        1.00%
-------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees             0.24%        1.00%        0.86%        0.00%
-------------------------------------------------------------------------------------------------
 Other expenses                                    0.32%        0.32%        0.32%        0.32%
-------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses              1.56%        2.32%        2.18%        1.32%
-------------------------------------------------------------------------------------------------


 (1)  Reduced for purchases of $25,000 and over.
 (2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
 (3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
 (4)  Only applicable if you sell your shares within one year after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


              IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
 ---------------------------------------------------  ----------------------------------
                  1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ---------------------------------------------------  ----------------------------------
  Class A          $675   $  992   $1,330    $2,284    $675    $992    $1,330    $2,284
 ---------------------------------------------------  ----------------------------------
  Class B          $735   $1,024   $1,440    $2,656    $235    $724    $1,240    $2,656
 ---------------------------------------------------  ----------------------------------
  Class C          $321   $  682   $1,169    $2,513    $221    $682    $1,169    $2,513
 ---------------------------------------------------  ----------------------------------
  Class D          $134   $  418   $  723    $1,590    $134    $418    $  723    $1,590
 ---------------------------------------------------  ----------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Other Global Securities. The Fund may invest up to 35% of its net assets in equity and/or fixed-income and convertible securities of issuers located anywhere in the world, including the United States.

Investment Companies. The Fund may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary to participate in certain foreign markets where direct investment by the Fund may be difficult or impracticable.

Emerging Market Countries. The Fund may invest up to 10% of its net assets in securities of companies located in emerging market countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. With regard to investments in emerging market countries, the Fund may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries.


Forward Foreign Currency Exchange Contracts. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated or to gain exposure to currencies underlying various securities or financial instruments held in its portfolio.


Futures on Stock Indexes. The Fund may invest in futures on stock indexes. Futures on stock indexes may be used to facilitate allocation of the Fund's investments among asset classes, to increase or decrease the Fund's exposure to the stock or bond markets, to generate income, or to seek to protect against decline in securities prices or increases in prices of securities that may be purchased.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager and/or Sub-Advisor believe it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------

This section provides additional information relating to the Fund's principal investment strategies.



Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/ or repay the principal on its debt.



Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)



Convertible Securities. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of these securities may include junk bonds, which have speculative characteristics.



Investment Companies. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. In addition to the Fund's fees and expenses, the Fund would bear its share of the investment company's fees and expenses.



Forward Foreign Currency Exchange Contracts. The Fund's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager and/or Sub-Advisor employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and may involve significant risk.


Futures on Stock Indexes. If the Fund invests in futures on stock indexes, its participation in these markets would subject the Fund to investment risks to which the Fund would not be subject absent the use of these strategies. If the Investment Manager's and/or Sub-Advisor's predictions of movements in the direction of the stock index are inaccurate, the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures on stock indexes include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $120 billion in assets under management as of November 30, 2002.

[End Sidebar]

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

                           The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.



The Sub-Advisor, together with various investment management affiliates, managed approximately $385 billion as of November 30, 2002, primarily for employee benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


The Fund is managed by the Active International Allocation team. Current members of the team include Ann D. Thivierge, a Managing Director of the Sub-Advisor, and Barton M. Biggs, a Managing Director of the Sub-Advisor.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal year ended October 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 1.0% of the Fund's average daily net assets.

[Sidebar]


CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

[Sidebar]
EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]


When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.



MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------------------------------
                                                                          MINIMUM INVESTMENT
                                                                          -------------------
INVESTMENT OPTIONS                                                        INITIAL  ADDITIONAL
---------------------------------------------------------------------------------------------
 Regular Accounts                                                         $1,000      $100
---------------------------------------------------------------------------------------------
 Individual Retirement Account                                            $1,000      $100
---------------------------------------------------------------------------------------------
 Coverdell Education Savings
 Account                                                                  $  500      $100
---------------------------------------------------------------------------------------------
 EASYINVEST-SM-
 (Automatically from your
 checking or savings account or
 Money Market Fund)                                                       $  100*     $100*
---------------------------------------------------------------------------------------------


 *    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley International Fund.

- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.


Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 ICON               Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 ICON               - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
 ICON               withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

[Sidebar]
TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and

- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                             MAXIMUM
 CLASS     SALES CHARGE                                                  ANNUAL 12B-1 FEE
 ----------------------------------------------------------------------------------------
  A        Maximum 5.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold without an initial sales charge
           are generally subject to a 1.0% CDSC during the first year         0.25%
 ----------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                    1.00%
 ----------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                    1.00%
 ----------------------------------------------------------------------------------------
  D        None                                                           None
 ----------------------------------------------------------------------------------------

[Sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.


The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    5.25%                   5.54%
---------------------------------------------------------------------------------------

 $25,000 but less than $50,000                        4.75%                   4.99%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       4.00%                   4.17%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      3.00%                   3.09%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.50%                   2.56%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    2.00%                   2.04%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more.

Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which Morgan Stanley Trust provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


- Insurance company separate accounts that have been approved by the Fund's distributor.



- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
 --------------------------------------------------------------
  First                                            5.0%
 --------------------------------------------------------------
  Second                                           4.0%
 --------------------------------------------------------------
  Third                                            3.0%
 --------------------------------------------------------------
  Fourth                                           2.0%
 --------------------------------------------------------------
  Fifth                                            2.0%
 --------------------------------------------------------------
  Sixth                                            1.0%
 --------------------------------------------------------------
  Seventh and thereafter                           None
 --------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or

  403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.



- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.



- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.



Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).



Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                                                    FOR THE YEAR ENDED OCTOBER 31,             JUNE 28, 1999*
                                                              ------------------------------------------          THROUGH
                                                                 2002            2001            2000         OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $ 7.77          $10.29          $10.57               $10.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++                                       0.04            0.06            0.11                 0.01
    Net realized and unrealized gain (loss)                      (1.03)          (2.07)          (0.39)                0.56
                                                               -------         -------         -------              -------
 Total income (loss) from investment operations                  (0.99)          (2.01)          (0.28)                0.57
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                        (0.08)             --              --                   --
    Net realized gain                                               --           (0.51)             --                   --
                                                               -------         -------         -------              -------
 Total dividends and distributions                               (0.08)          (0.51)             --                   --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $ 6.70          $ 7.77          $10.29               $10.57
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                  (12.93)%        (20.36)%         (2.65)%               5.70%(1)
------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                         1.56%           1.46%(4)        1.47%                1.81%(2)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                            0.54%           0.73%           0.95%                0.31%(2)
------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                       $44,373         $37,974         $46,535              $38,506
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            39%             37%             84%                  14%(1)
------------------------------------------------------------------------------------------------------------------------------

 *    Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4)  Does not reflect the effect of expense offset of 0.01%.

 Class B Shares
--------------------------------------------------------------------------------

                                                                                                    FOR THE PERIOD
                                                         FOR THE YEAR ENDED OCTOBER 31,             JUNE 28, 1999*
                                                    -----------------------------------------          THROUGH
                                                      2002            2001            2000         OCTOBER 31, 1999
-------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
-------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 7.62          $10.19          $10.55             $10.00
-------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income (loss)++                     (0.02)           0.00            0.02              (0.02)
    Net realized and unrealized gain (loss)            (1.02)          (2.06)          (0.38)              0.57
                                                    --------        --------        --------           --------
 Total income (loss) from investment operations        (1.04)          (2.06)          (0.36)              0.55
-------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                --           (0.51)             --                 --
-------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 6.58          $ 7.62          $10.19             $10.55
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (13.65)%        (21.08)%         (3.41)%             5.50%(1)
-------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
-------------------------------------------------------------------------------------------------------------------
 Expenses                                               2.32%           2.24%(4)        2.22%              2.56%(2)
-------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                          (0.22)%         (0.06)%          0.20%             (0.44)%(2)
-------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $217,216        $340,158        $561,375           $465,258
-------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  39%             37%             84%                14%(1)
-------------------------------------------------------------------------------------------------------------------

 *    Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4)  Does not reflect the effect of expense offset of 0.01%.

 Class C Shares
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                                                    FOR THE YEAR ENDED OCTOBER 31,             JUNE 28, 1999*
                                                              ------------------------------------------          THROUGH
                                                                 2002            2001            2000         OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                           $ 7.62          $10.19          $10.55               $10.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income (loss)++                               (0.01)          (0.01)           0.02                (0.02)
    Net realized and unrealized gain (loss)                      (1.02)          (2.05)          (0.38)                0.57
                                                               -------         -------         -------              -------
 Total income (loss) from investment operations                  (1.03)          (2.06)          (0.36)                0.55
------------------------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain                          --           (0.51)             --                   --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                 $ 6.59          $ 7.62          $10.19               $10.55
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                  (13.52)%        (21.08)%         (3.41)%               5.50%(1)
------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                         2.18%           2.24%(4)        2.22%                2.56%(2)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                                    (0.08)%         (0.06)%          0.20%               (0.44)%(2)
------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                       $26,195         $39,079         $69,640              $69,811
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                            39%             37%             84%                  14%(1)
------------------------------------------------------------------------------------------------------------------------------

 *    Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4)  Does not reflect the effect of expense offset of 0.01%.

 Class D Shares
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                                                    FOR THE YEAR ENDED OCTOBER 31,             JUNE 28, 1999*
                                                              ------------------------------------------          THROUGH
                                                                 2002            2001            2000         OCTOBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                            $ 7.80          $10.32         $10.58             $10.00
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income++                                        0.06            0.08           0.15               0.01
    Net realized and unrealized gain (loss)                       (1.04)          (2.09)         (0.41)              0.57
                                                               --------        --------        -------             ------
 Total income (loss) from investment operations                   (0.98)          (2.01)         (0.26)              0.58
------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                         (0.09)             --             --                 --
    Net realized gain                                                --           (0.51)            --                 --
                                                               --------        --------        -------             ------
 Total dividends and distributions                                (0.09)          (0.51)            --                 --
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                  $ 6.73          $ 7.80         $10.32             $10.58
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                                   (12.70)%        (20.30)%        (2.46)%             5.80%(1)
------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS(3):
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                          1.32%           1.24%(4)       1.22%              1.56%(2)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                             0.78%           0.94%          1.20%              0.56%(2)
------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                       $120,329        $124,065        $98,465             $1,336
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             39%             37%            84%                14%(1)
------------------------------------------------------------------------------------------------------------------------------

 *    Commencement of operations.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4)  Does not reflect the effect of expense offset of 0.01%.

Notes

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 26

Notes

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                                                                              27

Notes

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 28

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Biotechnology Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund

 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Mid-Cap Value Fund
 Real Estate Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series - Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.



  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   INLAX      Class C:   INLCX
--------------------  --------------------

  Class B:   INLBX      Class D:   INLDX
--------------------  --------------------

Morgan Stanley
International Fund

                                                                   [COVER PHOTO]

A MUTUAL FUND THAT
SEEKS LONG-TERM
CAPITAL GROWTH


                                                  Prospectus - December 30, 2002


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-09081)

CLF # 36075PRO

STATEMENT OF ADDITIONAL INFORMATION


DECEMBER 30, 2002


MORGAN STANLEY
INTERNATIONAL FUND

----------------------------------------------------------------------


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated December 30, 2002) for Morgan Stanley International Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley International Fund
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    I.  Fund History.....................................................    4

   II.  Description of the Fund and Its Investments and Risks............    4

        A. Classification................................................    4

        B. Investment Strategies and Risks...............................    4

        C. Fund Policies/Investment Restrictions.........................   14

  III.  Management of the Fund...........................................   15

        A. Board of Trustees.............................................   15

        B. Management Information........................................   16

        C. Compensation..................................................   21

   IV.  Control Persons and Principal Holders of Securities..............   23

    V.  Investment Management and Other Services.........................   23

        A. Investment Manager and Sub-Advisor............................   23

        B. Principal Underwriter.........................................   24

        C. Services Provided by the Investment Manager and Sub-Advisor...   25

        D. Dealer Reallowances...........................................   26

        E. Rule 12b-1 Plan...............................................   26

        F. Other Service Providers.......................................   30

        G. Codes of Ethics...............................................   30

   VI.  Brokerage Allocation and Other Practices.........................   30

        A. Brokerage Transactions........................................   30

        B. Commissions...................................................   31

        C. Brokerage Selection...........................................   31

        D. Directed Brokerage............................................   32

        E. Regular Broker-Dealers........................................   32

  VII.  Capital Stock and Other Securities...............................   32

 VIII.  Purchase, Redemption and Pricing of Shares.......................   33

        A. Purchase/Redemption of Shares.................................   33

        B. Offering Price................................................   34

   IX.  Taxation of the Fund and Shareholders............................   35

    X.  Underwriters.....................................................   37

   XI.  Calculation of Performance Data..................................   37

  XII.  Financial Statements.............................................   38

                       GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

    "CUSTODIAN" -- JPMorgan Chase Bank.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

    "FUND" -- Morgan Stanley International Fund, a registered open-end investment company.

    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "SUB-ADVISOR" -- Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley.

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 23, 1998, with the name Morgan Stanley Dean Witter International Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley International Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is long-term capital growth.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    U.S. GOVERNMENT SECURITIES. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Fund may invest include:

        (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

        (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.


    Neither the value nor the yield of the U.S. government securities which may be invested in by the Fund are guaranteed by the U.S. government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities.



    CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).



    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.



    Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.


    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    The Fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


    When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

    The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion. If the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

    The Fund will establish a segregated account in which it will maintain cash, U.S. Government securities or other appropriate liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements may not exceed 10% of the Fund's total assets. The Fund will make no purchases of portfolio securities while it is still subject to a reverse repurchase agreement.


    ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).



    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


    LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Sub-Advisor determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

    PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


    OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

    1.  Seek long-term capital growth.

The Fund MAY NOT:

    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

    2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    4. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

    6. Purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell (write) interest rate, currency and stock and bond index futures contracts and related options thereon.

    7. Borrow money (except insofar as the Fund may be deemed to have borrowed by entrance into a reverse repurchase agreement up to an amount not exceeding 10% of the Fund's total assets), except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed).

    8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

    9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase or reverse repurchase agreement;
(b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

    10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase or reverse repurchase agreements; or (c) by lending its portfolio securities.

    11. Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

    12. Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    14. Invest for the purpose of exercising control or management of any other issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.


B. MANAGEMENT INFORMATION



    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees." The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (61)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator                       North America, Inc.
Salt Lake City, UT                                  (R-Utah)(1974-1992) and                     (industrial loan
                                                    Chairman, Senate Banking                    corporation), United
                                                    Committee (1980-1986);                      Space Alliance (joint
                                                    formerly Mayor of Salt Lake                 venture between Lockheed
                                                    City, Utah (1971-1974);                     Martin and the Boeing
                                                    formerly Astronaut, Space                   Company) and Nuskin Asia
                                                    Shuttle Discovery                           Pacific (multilevel
                                                    (April 12-19, 1985); Vice                   marketing); member of the
                                                    Chairman, Huntsman Corporation              board of various civic
                                                    (chemical company); member of               and charitable
                                                    the Utah Regional Advisory                  organizations.
                                                    Board of Pacific Corp.


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Wayne E. Hedien (68)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(53)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (66)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).


----------------------------------

 * This is the date the Trustee began serving the Morgan Stanley Funds.

  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman     Trustee      Chairman and Director or           129      None
(69)                      and Trustee  since        Trustee of the Morgan Stanley
c/o Morgan Stanley Trust               July 1991    Funds and the TCW/DW Term
Harborside Financial                                Trusts; formerly Chairman,
Center,                                             Chief Executive Officer and
Plaza Two,                                          Director of the Investment
Jersey City, NJ                                     Manager, the Distributor and
                                                    Morgan Stanley Services,
                                                    Executive Vice President and
                                                    Director of Morgan Stanley DW,
                                                    Chairman and Director of the
                                                    Transfer Agent and Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries
                                                    (until June 1998) and Chief
                                                    Executive Officer of the
                                                    Morgan Stanley Funds and the
                                                    TCW/DW Term Trusts (until
                                                    September 2002).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
James F. Higgins (54)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of the
                                                    Distributor and Dean Witter
                                                    Realty Inc.; Director of AXA
                                                    Financial, Inc. and The
                                                    Equitable Life Assurance
                                                    Society of the United States
                                                    (financial services);
                                                    previously President and Chief
                                                    Operating Officer of the
                                                    Private Client Group of Morgan
                                                    Stanley (May 1999-August
                                                    2000), President and Chief
                                                    Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (59)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of the
                                                    Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.; Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President and    President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas     Chief Executive  1999 and Chief         Investment Management (since December 1998); President,
New York, NY                    Officer          Executive Officer      Director (since April 1997) and Chief Executive Officer
                                                 since September 2002   (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of
                                                                        the Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) and Chief
                                                                        Executive Officer (since September 2002) of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trusts; Trustee of
                                                                        various Van Kampen investment companies (since December
                                                                        1999); President and Chief Executive Officer of the Van
                                                                        Kampen Open-End Funds (since October 2002); previously
                                                                        Chief Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services and Executive Vice President of
                                                                        the Distributor (April 1997-June 1998), Vice President
                                                                        of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                        Executive Vice President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000),
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/ DW Term Trusts; Vice President and
                                                                        Secretary of the Distributor; previously, Secretary and
                                                                        General Counsel of the Investment Manager and Morgan
                                                                        Stanley Services (February 1997-December 2001).

Thomas F. Caloia (56)           Treasurer        Since April 1989       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)          Vice President   Since October 1998     Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                             Director (since February 1999) of the Investment
New York, NY                                                            Manager and Morgan Stanley Services and Chief Executive
                                                                        Officer and Director of the Transfer Agent; previously
                                                                        Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center     Financial                               September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001). Formerly, Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001), Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                        and Associate--Fund Administration at BlackRock
                                                                        Financial Management (July 1996-December 1997).

  In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, JOANNE DOLDO, NATASHA KASSIAN AND SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, Senior Staff Attorney, are Assistant Secretaries of the Fund.



    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
      NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2001)                          (AS OF DECEMBER 31, 2001)
---------------------------  -------------------------------------------------   ------------------------------------------------
INDEPENDENT:
Michael Bozic                                      none                                           over $100,000

Edwin J. Garn                                      none                                           over $100,000

Wayne E. Hedien                                    none                                           over $100,000

Dr. Manuel H. Johnson                              none                                           over $100,000

Michael E. Nugent                                  none                                           over $100,000

INTERESTED:

Charles A. Fiumefreddo                        $10,001-$50,000                                     over $100,000

James F. Higgins                                   none                                           over $100,000

Philip J. Purcell                              over $100,000                                      over $100,000



   As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended October 31, 2002, the Audit Committee held 11 meetings.



    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended October 31, 2002, the Derivatives Committee held four meetings.



    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended October 31, 2002, the Insurance Committee held two meetings.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Directors are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays
Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended October 31, 2002.

                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $1,700
Edwin J. Garn.................................................       1,700
Wayne E. Hedien...............................................       1,700
Dr. Manuel H. Johnson.........................................       2,450
Michael E. Nugent.............................................       2,200
Charles A. Fiumefreddo........................................         824



    The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                   97 MORGAN
                                                                 STANLEY FUNDS
                                                                   AND OTHER
                                                                 FUNDS IN THE
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $150,150
Edwin J. Garn.................................................      150,150
Wayne E. Hedien...............................................      150,100
Dr. Manuel H. Johnson.........................................      219,900
Michael E. Nugent.............................................      228,362
Charles A. Fiumefreddo........................................      360,000



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.
------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                       FOR ALL ADOPTING FUNDS
                                  --------------------------------
                                     ESTIMATED
                                     CREDITED
                                     YEARS OF         ESTIMATED         RETIREMENT       ESTIMATED ANNUAL
                                    SERVICE AT      PERCENTAGE OF    BENEFITS ACCRUED      BENEFITS UPON
                                    RETIREMENT        ELIGIBLE      AS EXPENSES BY ALL  RETIREMENT FROM ALL
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)     COMPENSATION      ADOPTING FUNDS     ADOPTING FUNDS(2)
---------------------------       ---------------  ---------------  ------------------  -------------------
Michael Bozic...................        10             60.44%             $21,395             $48,443
Edwin J. Garn...................        10             60.44               33,443              49,121
Wayne E. Hedien.................         9             51.37               44,952              41,437
Dr. Manuel H. Johnson...........        10             60.44               22,022              72,014
Michael E. Nugent...............        10             60.44               38,472              64,157


------------------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 22.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding Class A Shares of the Fund as of December 5, 2002: State Street Bank and Trust Co., FBO ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318 -- 29.16%; and, BND Trustee for Collegesave, Collegesave Age-Based Folio 1, Attn: Student Loan Division, 700 East Main Avenue, Bismark, ND 58501-4524 -- 7.17%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of common stock of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    The Sub-Advisor is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020.



    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 1.00% of daily net assets up to $1 billion; and 0.95% of daily net assets exceeding $1 billion. The management fee is allocated among the

Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended October 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $7,648,431, $6,602,375 and $5,015,324, respectively.



    Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee. For the fiscal years ended October 31, 2000, 2001 and 2002, the Sub-Advisor accrued total compensation under the Sub-Advisory Agreement in the amounts of $3,059,372, $2,640,950 and $2,006,130, respectively.


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.


    In approving the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


    Pursuant to the Sub-Advisory Agreement, the Sub-Advisor has been retained, subject to the overall supervision of the Investment Manager, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to international issuers.


    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.


    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees, who are not parties to the Management Agreement or the Sub-Advisory Agreement or are "independent Trustees," which votes must be cast in person at a meeting called for the purpose of voting on such approval.


D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended October 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                   2002                  2001                  2000
                           --------------------  --------------------  --------------------
Class A..................   FSCs:(1)  $  28,922   FSCs:(1)  $  62,243   FSCs:(1)  $ 187,515
                           CDSCs:     $  39,811  CDSCs:     $  10,030  CDSCs:     $  10,799
Class B..................  CDSCs:     $1,061,114 CDSCs:     $1,731,586 CDSCs:     $1,819,631
Class C..................  CDSCs:     $   3,243  CDSCs:     $  15,526  CDSCs:     $ 104,710


------------------------


(1)  FSC applies to Class A only.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the NASD.



    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
October 31, 2002, of $2,899,211. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended October 31, 2002, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $101,011 and $292,140, respectively, which amounts are equal to 0.24% and 0.86% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended October 31, 2002, to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $43,591,218 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 15.37% ($6,702,008) -- advertising and promotional expenses; (ii) 0.24% ($106,396) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 84.39% ($36,782,814) -- other expenses, including the gross sales credit and the carrying charge, of which 7.99% ($2,939,081) represents carrying charges, 38.09% ($14,011,305) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 53.92% ($19,832,428) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended October 31, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $23,784,067 as of October 31, 2002 (the end of the Fund's fiscal year), which was equal to 10.95% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustee's quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS


    JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, Sub-Advisor and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


    For the fiscal years ended October 31, 2000, 2001 and 2002, the Fund paid a total of $665,187, $233,831 and $201,342, respectively, in brokerage commissions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


    During the fiscal years ended October 31, 2000, 2001 and 2002, the Fund did not pay any brokerage commissions to either Morgan Stanley DW or Morgan
Stanley & Co.



C. BROKERAGE SELECTION


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

    The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as advisors to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the Sub-Advisor and their affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner as they deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal year ended October 31, 2002, the Fund paid $67,224 in brokerage commissions in connection with transactions in the aggregate amount of $149,075,710 to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended October 31, 2002, the Fund purchased securities issued by BNP Paribas SA, Deutsche Bank AG and Dexia, which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At October 31, 2002, the Fund held securities issued by BNP Paribas SA and Dexia with market values of $2,440,750 and $561,505, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communication with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    The Fund's Class B, Class C and Class D shares are offered at net asset value and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or the Sub-Advisor that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Directors determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that a Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.


    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.


    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Fund shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time, the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A for the one year period ended October 31, 2002 and for the period June 28, 1999 (commencement of operations) through October 31, 2002 were -17.50% and -11.05%, respectively. The average annual total returns of Class B for the one year period ended
October 31, 2002 and for the period June 28, 1999 (commencement of operations) through October 31, 2002 were -17.97% and -10.85%, respectively. The average annual total returns of Class C for the one year period ended October 31, 2002 and for the period June 28, 1999 (commencement of operations) through October 31, 2002 were -14.38% and -10.29%, respectively. The average annual total returns of Class D for the one year period ended October 31, 2002 and for the period June 28, 1999 (commencement of operations) through October 31, 2002 were -12.70% and -9.43%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A for the one year period ended October 31, 2002 and for the period June 28, 1999 through October 31, 2002 were -12.93% and -9.60%, respectively. The average annual total returns of Class B for the one year period ended October 31, 2002 and for the period June 28, 1999 through October 31, 2002 were -13.65% and -10.33%, respectively. The average annual total returns of Class C for the one year period ended October 31, 2002 and for the period June 28, 1999 through

October 31, 2002 were -13.52% and -10.29%, respectively. The average annual total returns of Class D for the one year period ended October 31, 2002 and for the period June 28, 1999 through October 31, 2002 were -12.70% and -9.43%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A for the one year period ended October 31, 2002 and for the period June 28, 1999 through October 31, 2002 were -12.93% and -28.64%, respectively. The total returns of Class B for the one year period ended
October 31, 2002 and for the period June 28, 1999 through October 31, 2002 were -13.65% and -30.56%, respectively. The total returns of Class C for the one year period ended October 31, 2002 and for the period June 28, 1999 through October 31, 2002 were -13.52% and -30.45%, respectively. The total returns of Class D for the one year period ended October 31, 2002 and for the period
June 28, 1999 through October 31, 2002 were -12.70% and -28.19%, respectively.



    The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have declined to the following amounts at October 31, 2002:



                                            INVESTMENT AT INCEPTION OF:
                                INCEPTION  -----------------------------
CLASS                             DATE:    $10,000   $50,000   $100,000
-----                           ---------  --------  --------  ---------
Class A.......................  06/28/99   $ 6,761   $34,253   $ 69,219
Class B.......................  06/28/99     6,944    34,720     69,440
Class C.......................  06/28/99     6,955    34,775     69,550
Class D.......................  06/28/99     7,181    35,905     71,810



    The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for Class B for the one year and the life of the Fund periods ended October 31, 2002 were -17.97% and -11.41%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for Class B for the one year and the life of the Fund periods ended October 31, 2002 were -11.03% and -8.62%, respectively.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended October 31, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Common and Preferred Stocks and Warrants (97.8%)
            Australia (2.5%)
            BEVERAGES: ALCOHOLIC
    92,599  Foster's Group Ltd......................  $    243,982
    31,042  Southcorp Ltd...........................        85,234
                                                      ------------
                                                           329,216
                                                      ------------
            BEVERAGES: NON-ALCOHOLIC
    73,832  Coca-Cola Amatil Ltd....................       216,240
                                                      ------------
            BIOTECHNOLOGY
     5,248  CSL Ltd.................................        51,526
                                                      ------------
            CASINO/GAMING
    16,104  TABCORP Holdings Ltd....................       103,443
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    22,785  Orica Ltd...............................       127,652
                                                      ------------
            CONSTRUCTION MATERIALS
    55,338  Boral Ltd...............................       128,002
    82,951  CSR Ltd.................................       253,071
                                                      ------------
                                                           381,073
                                                      ------------
            CONTAINERS/PACKAGING
    65,541  Amcor Ltd...............................       295,571
                                                      ------------
            ENGINEERING & CONSTRUCTION
    13,503  Leighton Holdings Ltd...................        70,407
                                                      ------------
            FINANCIAL CONGLOMERATES
    15,645  Suncorp-Metway Ltd......................       105,268
                                                      ------------
            FOOD RETAIL
    44,735  Coles Myer Ltd..........................       158,565
    56,222  Woolworths Ltd..........................       383,904
                                                      ------------
                                                           542,469
                                                      ------------
            FOOD: SPECIALTY/CANDY
    58,901  Goodman Fielder Ltd.....................        48,028
                                                      ------------
            GAS DISTRIBUTORS
    21,138  Australian Gas Light Company Ltd........       119,598
                                                      ------------
            HOSPITAL/NURSING MANAGEMENT
    33,452  Mayne Group Ltd.........................        66,801
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES
    10,430  Ansell Ltd.*............................  $     40,904
    13,428  Wesfarmers Ltd..........................       196,268
                                                      ------------
                                                           237,172
                                                      ------------
            LIFE/HEALTH INSURANCE
    36,111  Amp Ltd.................................       254,391
                                                      ------------
            MAJOR BANKS
    29,623  Australia & New Zealand Banking Group
             Ltd....................................       309,412
    37,556  Commonwealth Bank of Australia..........       633,302
    53,883  National Australia Bank Ltd.............     1,027,281
    48,370  Westpac Banking Corp., Ltd..............       380,998
                                                      ------------
                                                         2,350,993
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   252,247  Telstra Corp., Ltd......................       666,026
                                                      ------------
            MEDIA CONGLOMERATES
    93,050  News Corp., Ltd.........................       549,182
    82,879  News Corp., Ltd. (Pref. Ordinary).......       409,160
                                                      ------------
                                                           958,342
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
    44,604  Brambles Industries Ltd.................       169,482
                                                      ------------
            OIL & GAS PRODUCTION
    19,738  Santos Ltd..............................        68,429
                                                      ------------
            OTHER METALS/MINERALS
   283,119  BHP Billiton Ltd........................     1,521,777
   184,658  M.I.M. Holdings Ltd.....................       116,770
    25,267  Rio Tinto Ltd...........................       447,799
    88,705  WMC Ltd.................................       373,463
                                                      ------------
                                                         2,459,809
                                                      ------------
            PRECIOUS METALS
    22,901  Newcrest Mining Ltd.....................        74,568
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    21,042  QBE Insurance Group Ltd.................        89,874
                                                      ------------
            PULP & PAPER
    40,249  Paperlinx Ltd...........................       112,524
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            REAL ESTATE DEVELOPMENT
    16,586  Lend Lease Corp., Ltd...................  $     91,358
                                                      ------------
            REAL ESTATE INVESTMENT TRUSTS
    19,392  AMP Diversified Property Trust..........        27,645
    71,837  General Property Trust (Units)++........       112,371
    20,473  Stockland Trust Group (Units)++.........        52,239
     2,863  Westfield Trust (New Units)++*..........         5,304
    78,551  Westfield Trust (Units)++...............       148,146
                                                      ------------
                                                           345,705
                                                      ------------
            STEEL
     8,791  OneSteel Ltd............................         7,607
                                                      ------------
            Total Australia.........................    10,343,572
                                                      ------------
            Austria (0.1%)
            BUILDING PRODUCTS
     4,433  Wienerberger AG.........................        67,113
                                                      ------------
            CONTAINERS/PACKAGING
       565  Mayr-Melnhof Karton AG..................        37,239
                                                      ------------
            ELECTRIC UTILITIES
     3,363  Oesterreichische
             Elektrizitaetswirtschafts AG (Verbund)
             (A Shares).............................       242,089
                                                      ------------
            ENGINEERING & CONSTRUCTION
       963  VA Technologie AG.......................        16,342
                                                      ------------
            ENVIRONMENTAL SERVICES
     1,080  BWT AG..................................        11,542
                                                      ------------
            OTHER TRANSPORTATION
     1,002  Flughafen Wien AG.......................        33,601
                                                      ------------
            STEEL
       440  Boehler-Uddeholm AG.....................        19,440
                                                      ------------
            Total Austria...........................       427,366
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Belgium (0.6%)
            CHEMICALS: SPECIALTY
     1,815  Solvay S.A. (A Shares)..................  $    109,104
                                                      ------------
            ELECTRIC UTILITIES
       334  Electrabel S.A..........................        77,567
                                                      ------------
            FINANCIAL CONGLOMERATES
    76,390  Fortis..................................     1,396,864
                                                      ------------
            MAJOR BANKS
     3,902  KBC Bankverzekeringsholding.............       122,781
                                                      ------------
            OTHER METALS/MINERALS
       456  Umicore.................................        17,805
                                                      ------------
            PHARMACEUTICALS: OTHER
     2,246  UCB S.A.................................        54,760
                                                      ------------
            REGIONAL BANKS
    58,321  Dexia...................................       561,505
                                                      ------------
            Total Belgium...........................     2,340,386
                                                      ------------
            Denmark (0.5%)
            BEVERAGES: ALCOHOLIC
     1,800  Carlsberg AS (Series B).................        84,317
                                                      ------------
            BIOTECHNOLOGY
     2,700  Novozymes AS (Series B).................        49,225
                                                      ------------
            FOOD: SPECIALTY/CANDY
     3,700  Danisco AS..............................       120,141
                                                      ------------
            MAJOR BANKS
    52,200  Danske Bank AS..........................       830,115
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
    15,300  Group 4 Falck AS........................       376,672
    10,200  ISS AS*.................................       328,485
                                                      ------------
                                                           705,157
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PHARMACEUTICALS: MAJOR
     6,000  Novo Nordisk AS (Series B)..............  $    165,280
                                                      ------------
            SPECIALTY TELECOMMUNICATIONS
     2,400  TDC AS..................................        51,740
                                                      ------------
            Total Denmark...........................     2,005,975
                                                      ------------
            Finland (1.4%)
            BUILDING PRODUCTS
     2,260  Kone Corporation........................        56,466
                                                      ------------
            FOOD RETAIL
    18,773  Kesko Oyj (B Shares)....................       204,149
                                                      ------------
            INDUSTRIAL MACHINERY
    16,585  Metso Oyj...............................       153,442
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    10,902  TietoEnator Oyj.........................       154,909
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    75,373  Sonera Oyj*.............................       349,788
                                                      ------------
            MEDICAL SPECIALTIES
     1,200  Instrumentarium Corp. Oyj...............        29,685
                                                      ------------
            OIL & GAS PRODUCTION
    18,102  Fortum Oyj..............................       108,367
                                                      ------------
            OTHER METALS/MINERALS
    10,655  Outokumpu Oyj...........................       105,431
                                                      ------------
            PULP & PAPER
    25,076  Stora Enso Oyj (Registered Shares)......       260,533
    13,679  UPM-Kymmene Oyj.........................       443,283
                                                      ------------
                                                           703,816
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   226,828  Nokia Oyj+..............................     3,849,254
                                                      ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
     4,537  Wartsila Oyj (B Shares).................        49,967
                                                      ------------
            Total Finland...........................     5,765,274
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            France (7.0%)
            AEROSPACE & DEFENSE
     8,749  Thales S.A..............................  $    235,907
                                                      ------------
            ALUMINUM
     2,643  Pechiney S.A. (A Shares)................        81,491
                                                      ------------
            APPAREL/FOOTWEAR
    23,962  LVMH (Louis Vuitton Moet Hennessy)+.....     1,074,792
                                                      ------------
            BEVERAGES: ALCOHOLIC
     4,644  Pernod-Ricard S.A.......................       470,093
                                                      ------------
            BUILDING PRODUCTS
    13,728  Compagnie de Saint-Gobain...............       297,894
                                                      ------------
            CHEMICALS: SPECIALTY
     3,782  Air Liquide S.A.........................       484,252
                                                      ------------
            CONSTRUCTION MATERIALS
       662  Imerys S.A..............................        75,658
     6,113  Lafarge S.A.............................       486,627
                                                      ------------
                                                           562,285
                                                      ------------
            DEPARTMENT STORES
     6,428  Pinault-Printemps-Redoute S.A...........       513,929
                                                      ------------
            ELECTRIC UTILITIES
     5,257  Suez S.A................................        92,332
                                                      ------------
            ELECTRICAL PRODUCTS
     6,110  Schneider Electric S.A.*................       282,946
                                                      ------------
            ELECTRONICS/APPLIANCES
     6,677  Thomson (ex-TMM)*.......................       122,954
                                                      ------------
            ENGINEERING & CONSTRUCTION
    23,740  Bouygues S.A............................       624,618
                                                      ------------
            FOOD DISTRIBUTORS
     9,872  Sodexho Alliance S.A....................       242,255
                                                      ------------
            FOOD RETAIL
    32,598  Carrefour S.A.+.........................     1,512,148
     4,299  Casino Guichard Perrachon S.A...........       270,758
                                                      ------------
                                                         1,782,906
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    15,968  Groupe Danone...........................     2,069,844
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES
     9,846  Accor S.A...............................  $    349,273
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    34,219  L'Oreal S.A.+...........................     2,546,249
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
     3,191  Cap Gemini S.A..........................        78,401
                                                      ------------
            MAJOR BANKS
    61,268  BNP Paribas S.A.+.......................     2,440,750
    23,699  Societe Generale (A Shares).............     1,199,476
                                                      ------------
                                                         3,640,226
                                                      ------------
            MEDIA CONGLOMERATES
    34,054  Vivendi Universal S.A...................       417,836
                                                      ------------
            MEDICAL SPECIALTIES
     1,901  Essilor International S.A...............        76,464
                                                      ------------
            OIL REFINING/MARKETING
    32,145  Total Fina Elf S.A......................     4,424,420
                                                      ------------
            OILFIELD SERVICES/EQUIPMENT
       376  Technip - Coflexip S.A..................        24,425
                                                      ------------
            OTHER CONSUMER SPECIALTIES
     5,718  Societe BIC S.A.........................       178,792
                                                      ------------
            PACKAGED SOFTWARE
     2,113  Dassault Systemes S.A...................        50,180
                                                      ------------
            PHARMACEUTICALS: MAJOR
    46,587  Aventis S.A.............................     2,786,614
    44,517  Sanofi-Synthelabo S.A...................     2,720,061
                                                      ------------
                                                         5,506,675
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
     6,627  Lagardere S.C.A.........................       291,608
                                                      ------------
            REAL ESTATE DEVELOPMENT
     2,225  Gecina..................................       210,366
     1,360  Klepierre...............................       153,816
     3,252  Simco S.A...............................       276,575
     1,764  Simco-CTF de Valeur Garant (Warrants due
             10/31/03)*.............................         6,633
    11,131  Societe Fonciere Lyonnaise..............       301,126

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

       190  Societe Immobiliere de Location pour
             l'Industrie et le Commerce (SILIC).....  $     29,047
     4,970  Sophia (EX-SFI).........................       142,666
    12,110  Unibail.................................       694,406
                                                      ------------
                                                         1,814,635
                                                      ------------
            SEMICONDUCTORS
    13,730  STMicroelectronics NV...................       272,396
                                                      ------------
            Total France............................    28,610,078
                                                      ------------
            Germany (3.5%)
            AIRLINES
    16,450  Deutsche Lufthansa AG*..................       188,491
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    20,500  BASF AG.................................       759,461
    25,700  Bayer AG................................       487,242
                                                      ------------
                                                         1,246,703
                                                      ------------
            CONSTRUCTION MATERIALS
     1,224  HeidelbergCement AG.....................        46,532
                                                      ------------
            DEPARTMENT STORES
     6,650  KarstadQuelle AG........................       127,458
    22,900  Metro AG................................       536,125
                                                      ------------
                                                           663,583
                                                      ------------
            ELECTRONIC COMPONENTS
     1,600  Epcos AG*...............................        16,750
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
     3,444  Beiersdorf AG...........................       379,258
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    78,580  E. ON AG................................     3,522,297
     5,000  MAN AG..................................        59,568
    39,025  Siemens AG..............................     1,845,422
    12,850  ThyssenKrupp AG.........................       134,398
                                                      ------------
                                                         5,561,685
                                                      ------------
            INDUSTRIAL MACHINERY
     6,400  Linde AG................................       244,573
                                                      ------------
            INDUSTRIAL SPECIALTIES
       400  SGL Carbon AG*..........................         3,147
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
   164,700  Deutsche Telekom AG (Registered
             Shares)+...............................  $  1,879,052
                                                      ------------
            MEDICAL DISTRIBUTORS
     3,450  Gehe AG.................................       131,942
                                                      ------------
            MEDICAL/NURSING SERVICES
     6,750  Fresenius Medical Care AG...............       212,730
                                                      ------------
            MULTI-LINE INSURANCE
    10,200  Muenchener Rueckver AG (Registered
             Shares)+...............................     1,302,590
                                                      ------------
            OTHER CONSUMER SERVICES
     8,350  TUI AG..................................       152,275
                                                      ------------
            PACKAGED SOFTWARE
    18,300  SAP AG..................................     1,408,791
                                                      ------------
            PHARMACEUTICALS: MAJOR
     7,432  Merck KGaA..............................       162,523
     9,500  Schering AG.............................       431,283
                                                      ------------
                                                           593,806
                                                      ------------
            REAL ESTATE DEVELOPMENT
    17,007  IVG Immobilien AG.......................       168,284
                                                      ------------
            SEMICONDUCTORS
    10,600  Infineon Technologies AG*...............       103,314
                                                      ------------
            SPECIALTY STORES
     4,500  Douglas Holding AG......................        94,710
                                                      ------------
            Total Germany...........................    14,398,216
                                                      ------------
            Greece (0.0%)
            CONSTRUCTION MATERIALS
     1,300  Titan Cement Co. S.A....................        46,772
                                                      ------------
            Hong Kong (2.0%)
            AIRLINES
    99,000  Cathay Pacific Airways, Ltd.............       138,988
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
    56,000  Esprit Holdings Ltd.....................        94,056
                                                      ------------
            BROADCASTING
    45,000  Television Broadcasts Ltd...............       154,912
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            CONSTRUCTION MATERIALS
    34,000  Cheung Kong Infrastructure Holdings
             Ltd....................................  $     59,721
                                                      ------------
            ELECTRIC UTILITIES
   167,800  CLP Holdings Ltd........................       679,840
   133,000  Hong Kong Electric Holdings Ltd.........       540,553
                                                      ------------
                                                         1,220,393
                                                      ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    11,000  ASM Pacific Technology Ltd..............        21,366
                                                      ------------
            ENGINEERING & CONSTRUCTION
    71,833  New World Development Co., Ltd..........        40,984
                                                      ------------
            GAS DISTRIBUTORS
   349,483  Hong Kong & China Gas Co., Ltd..........       459,280
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
   104,000  Shangri-La Asia Ltd.....................        64,003
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   195,900  Hutchison Whampoa Ltd...................     1,205,600
    93,500  Swire Pacific Ltd. (Class A)............       393,200
                                                      ------------
                                                         1,598,800
                                                      ------------
            INVESTMENT BANKS/BROKERS
   104,000  Hong Kong Exchanges & Clearing Ltd......       138,007
                                                      ------------
            MAJOR BANKS
   135,737  Bank of East Asia Ltd...................       236,682
   223,000  BOC Hong Kong (Holdings) Ltd.*..........       227,300
    75,200  Hang Seng Bank Ltd......................       812,298
                                                      ------------
                                                         1,276,280
                                                      ------------
            MISCELLANEOUS MANUFACTURING
   146,000  Johnson Electric Holdings Ltd...........       154,431
                                                      ------------
            RAILROADS
   126,919  MTR Corp., Ltd..........................       149,707
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            REAL ESTATE DEVELOPMENT
   151,000  Cheung Kong Holdings Ltd................  $  1,001,878
   112,000  Hang Lung Properties Ltd................       109,134
    56,000  Henderson Land Development Co., Ltd.....       170,163
       110  Sino Land Co., Ltd......................            37
   131,000  Sun Hung Kai Properties Ltd.............       816,273
   121,000  Wharf (Holdings) Ltd. (The).............       242,788
                                                      ------------
                                                         2,340,273
                                                      ------------
            SPECIALTY TELECOMMUNICATIONS
   903,056  PCCW Ltd.*..............................       127,361
                                                      ------------
            WHOLESALE DISTRIBUTORS
   152,000  Li & Fung Ltd...........................       151,033
                                                      ------------
            Total Hong Kong.........................     8,189,595
                                                      ------------
            Ireland (0.6%)
            CONSTRUCTION MATERIALS
    28,561  CRH PLC.................................       360,329
                                                      ------------
            FINANCIAL CONGLOMERATES
    21,800  Irish Life & Permanent PLC..............       258,853
                                                      ------------
            FOOD: SPECIALTY/CANDY
     2,623  Kerry Group PLC (A Shares)..............        34,001
                                                      ------------
            MAJOR BANKS
    74,969  Allied Irish Banks PLC..................     1,053,382
    77,200  Bank of Ireland.........................       855,561
                                                      ------------
                                                         1,908,943
                                                      ------------
            Total Ireland...........................     2,562,126
                                                      ------------
            Italy (3.8%)
            APPAREL/FOOTWEAR
    10,254  Benetton Group SpA......................       104,101
                                                      ------------
            BROADCASTING
    51,003  Mediaset SpA............................       355,796
                                                      ------------
            CONSTRUCTION MATERIALS
     4,461  Italcementi SpA.........................        39,154
                                                      ------------
            DEPARTMENT STORES
    12,811  La Rinascente SpA.......................        56,410
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            ELECTRIC UTILITIES
   519,893  Enel SpA+...............................  $  2,551,593
                                                      ------------
            ELECTRICAL PRODUCTS
   139,536  Pirelli SpA.............................       131,582
                                                      ------------
            FOOD: MEAT/FISH/DAIRY
   105,040  Parmalat Finanziaria SpA................       293,103
                                                      ------------
            GAS DISTRIBUTORS
    33,304  Italgas SpA.............................       324,270
                                                      ------------
            INTEGRATED OIL
   215,143  ENI SpA+................................     2,984,634
                                                      ------------
            LIFE/HEALTH INSURANCE
    36,432  Alleanza Assicurazioni SpA..............       261,719
                                                      ------------
            MAJOR BANKS
   357,754  IntesaBci SpA...........................       607,106
    64,959  Sanpaolo IMI SpA........................       404,945
   287,697  UniCredito Italiano SpA.................     1,081,769
                                                      ------------
                                                         2,093,820
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   217,100  Telecom Italia SpA......................     1,722,860
    17,370  Telecom Italia SpA - RNC................        91,610
                                                      ------------
                                                         1,814,470
                                                      ------------
            MEDICAL SPECIALTIES
    27,736  Snia SpA*...............................        52,145
                                                      ------------
            REAL ESTATE DEVELOPMENT
    37,600  Aedes SpA...............................       122,033
   616,000  Beni Stabili SpA........................       298,671
                                                      ------------
                                                           420,704
                                                      ------------
            REGIONAL BANKS
     7,458  Banca Popolare di Milano*...............        25,976
    27,105  Mediobanca SpA..........................       203,030
                                                      ------------
                                                           229,006
                                                      ------------
            RESTAURANTS
    13,310  Autogrill SpA*..........................       119,718
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
   804,984  Telecom Italia Mobile SpA...............     3,735,733
                                                      ------------
            Total Italy.............................    15,567,958
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Japan (18.4%)
            ADVERTISING/MARKETING SERVICES
     3,700  Asatsu - DK Inc.........................  $     63,840
                                                      ------------
            AGRICULTURAL COMMODITIES/ MILLING
    10,000  Nisshin Seifun Group Inc................        68,037
                                                      ------------
            AIR FREIGHT/COURIERS
    72,000  Nippon Express Co., Ltd.................       293,686
    25,000  Yamato Transport Co., Ltd...............       355,890
                                                      ------------
                                                           649,576
                                                      ------------
            AIRLINES
    75,000  Japan Airlines System Corp.*............       155,409
                                                      ------------
            APPAREL/FOOTWEAR
    17,000  Onward Kashiyama Co., Ltd...............       141,597
     6,000  Wacoal Corp.............................        50,759
                                                      ------------
                                                           192,356
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
     1,200  Shimamura Co., Ltd......................        76,750
                                                      ------------
            AUTO PARTS: O.E.M.
    48,150  Denso Corporation.......................       767,148
    24,000  NGK Spark Plug Co., Ltd.................       171,513
     3,150  Toyota Industries Corp..................        47,052
                                                      ------------
                                                           985,713
                                                      ------------
            AUTOMOTIVE AFTERMARKET
    51,000  Bridgestone Corp........................       635,316
                                                      ------------
            BEVERAGES: ALCOHOLIC
    35,000  Asahi Breweries, Ltd....................       230,135
   102,000  Kirin Brewery Co., Ltd..................       630,739
     2,000  Sapporo Breweries Ltd...................         3,492
    10,000  Takara Holdings Inc.....................        49,845
                                                      ------------
                                                           914,211
                                                      ------------
            BROADCASTING
        18  Fuji Television Network, Inc............        84,435
     8,000  Tokyo Broadcasting System, Inc..........       109,643
                                                      ------------
                                                           194,078
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            BUILDING PRODUCTS
    27,000  Nippon Sheet Glass Company, Ltd.........  $     47,577
    15,000  Tostem Inax Holding Corp................       201,909
    46,000  Toto Ltd................................       144,102
                                                      ------------
                                                           393,588
                                                      ------------
            CHEMICALS: AGRICULTURAL
    14,000  Nissan Chemical Industries, Ltd.........        51,052
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    97,000  Asahi Kasei Corp........................       215,239
    22,000  Ishihara Sangyo Kaisha, Ltd.*...........        25,665
   137,000  Mitsubishi Chemical Corp.*..............       236,939
                                                      ------------
                                                           477,843
                                                      ------------
            CHEMICALS: SPECIALTY
    13,000  Daicel Chemical Industries, Ltd.........        38,179
    55,000  Dainippon Ink & Chemicals, Inc.*........        94,224
    35,000  Denki Kagaku Kogyo Kabushiki Kaisha.....        66,528
    13,000  JSR Corp................................       107,326
    21,000  Kaneka Corp.............................       112,212
    30,000  Kuraray Co., Ltd........................       152,472
     1,000  Mitsubishi Gas Chemical Co., Inc........         1,142
    42,000  Mitsubishi Rayon Co., Ltd...............        87,372
    41,000  Mitsui Chemicals, Inc...................       143,490
    27,197  Shin-Etsu Chemical Co., Ltd.............       838,674
    14,000  Sumitomo Bakelite Co., Ltd..............        56,192
   111,000  Sumitomo Chemical Co Ltd................       332,330
    40,000  Tosoh Corp..............................        84,843
                                                      ------------
                                                         2,114,984
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMERCIAL PRINTING/FORMS
    70,000  Dai Nippon Printing Co., Ltd............  $    714,962
    64,000  Toppan Printing Co., Ltd................       475,640
                                                      ------------
                                                         1,190,602
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   123,000  Fujitsu Ltd.+...........................       398,360
                                                      ------------
            CONSTRUCTION MATERIALS
     5,000  Sumitomo Osaka Cement Co., Ltd..........         5,711
                                                      ------------
            CONSUMER SUNDRIES
     2,000  Sanrio Co., Ltd.........................        11,274
                                                      ------------
            CONTAINERS/PACKAGING
    20,000  Toyo Seikan Kaisha, Ltd.................       207,048
                                                      ------------
            DATA PROCESSING SERVICES
       800  Trans Cosmos Inc........................        10,044
                                                      ------------
            DEPARTMENT STORES
     1,000  Daimaru, Inc............................         3,402
     6,000  Hankyu Department Stores, Inc...........        32,648
     8,000  Isetan Co., Ltd.........................        59,325
    14,600  Marui Co., Ltd..........................       135,543
    12,000  Takashimaya Co., Ltd....................        50,122
                                                      ------------
                                                           281,040
                                                      ------------
            ELECTRIC UTILITIES
    11,800  Chubu Electric Power Co.................       196,859
    80,600  Kansai Electric Power Co., Inc..........     1,140,157
     7,700  Kyushu Electric Power Co., Inc..........       104,777
    38,300  Tohoku Electric Power Co., Inc..........       509,292
   114,100  Tokyo Electric Power Co., Inc...........     2,108,309
                                                      ------------
                                                         4,059,394
                                                      ------------
            ELECTRICAL PRODUCTS
    16,000  Fujikura Ltd............................        30,152
    51,000  Furukawa Electric Co., Ltd..............        91,948

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

       500  Mabuchi Motor Co., Ltd..................  $     44,379
     9,000  Matsushita Electric Works, Ltd..........        54,626
    36,000  NGK Insulators, Ltd.....................       203,818
     2,200  Nidec Corp..............................       133,529
    45,000  Sumitomo Electric Industries, Ltd.......       228,341
                                                      ------------
                                                           786,793
                                                      ------------
            ELECTRONIC COMPONENTS
     2,500  Hirose Electric Co., Ltd................       176,211
     8,100  Hoya Corp...............................       555,727
    17,400  Murata Manufacturing Co., Ltd...........       821,880
     8,500  TDK Corp................................       333,537
                                                      ------------
                                                         1,887,355
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    64,000  Canon, Inc..............................     2,359,928
    39,000  Casio Computer Co., Ltd.................       204,895
     2,300  Keyence Corp............................       380,519
    12,200  Kyocera Corp............................       718,584
   166,000  Matsushita Electric Industrial Co.,
             Ltd.+..................................     1,738,816
   169,000  Mitsubishi Electric Corp.*..............       428,773
    95,000  NEC Corp................................       348,752
    16,000  Omron Corp..............................       189,264
    46,000  Ricoh Co., Ltd..........................       821,831
   150,000  Sanyo Electric Co. Ltd..................       402,594
   210,000  Toshiba Corp.*..........................       525,942
                                                      ------------
                                                         8,119,898
                                                      ------------
            ELECTRONIC PRODUCTION EQUIPMENT
     5,200  Advantest Corp..........................       170,958
    16,000  Nikon Corporation*......................       111,731
    10,900  Tokyo Electron Ltd......................       439,272
                                                      ------------
                                                           721,961
                                                      ------------
            ELECTRONICS/APPLIANCES
    14,154  Pioneer Corp............................       241,327

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    81,000  Sharp Corp..............................  $    680,617
    63,596  Sony Corp...............................     2,734,140
                                                      ------------
                                                         3,656,084
                                                      ------------
            ENGINEERING & CONSTRUCTION
    13,000  JGC Corp................................        72,434
    97,000  Kajima Corp.............................       280,127
     2,000  Kinden Corp.............................         7,424
     2,000  Nishimatsu Construction Co., Ltd........         5,760
    44,000  Obayashi Corp...........................        95,122
    73,000  Shimizu Corporation.....................       219,155
     1,000  Toda Corp...............................         1,770
                                                      ------------
                                                           681,792
                                                      ------------
            FINANCE/RENTAL/LEASING
     8,900  Acom Co., Ltd...........................       275,175
       950  Aiful Corp..............................        39,913
     7,000  Credit Saison Co., Ltd..................       138,196
     5,900  Orix Corp...............................       333,554
     8,300  Promise Co., Ltd........................       268,812
     9,370  Takefuji Corp...........................       392,901
                                                      ------------
                                                         1,448,551
                                                      ------------
            FOOD RETAIL
    26,000  Aeon Co., Ltd...........................       638,440
    19,000  Ito-Yokado Co., Ltd.+...................       592,103
    15,000  Seven - Eleven Japan Co., Ltd...........       423,397
                                                      ------------
                                                         1,653,940
                                                      ------------
            FOOD: MEAT/FISH/DAIRY
    22,000  Nippon Meat Packers, Inc................       184,859
     6,000  Yakult Honsha Co., Ltd..................        72,883
                                                      ------------
                                                           257,742
                                                      ------------
            FOOD: SPECIALTY/CANDY
    51,000  Ajinomoto Co., Inc......................       522,981
     1,000  House Foods Corp........................         8,917
     9,000  Kikkoman Corp...........................        53,671
    17,000  Meiji Seika Kaisha Ltd..................        42,715

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

     5,200  Nissin Food Products Co., Ltd...........  $    103,296
     9,000  Yamazaki Baking Co., Ltd................        48,899
                                                      ------------
                                                           780,479
                                                      ------------
            GAS DISTRIBUTORS
   149,000  Osaka Gas Co., Ltd......................       361,013
   209,000  Tokyo Gas Co., Ltd......................       610,393
                                                      ------------
                                                           971,406
                                                      ------------
            HOME BUILDING
    10,700  Daito Trust Construction Co., Ltd.......       209,932
    53,000  Daiwa House Industry Co., Ltd...........       283,635
    23,000  Sekisui Chemical Co., Ltd...............        60,605
    60,000  Sekisui House, Ltd......................       441,018
                                                      ------------
                                                           995,190
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    33,000  Kao Corp................................       753,793
    30,000  Shiseido Company, Ltd...................       333,333
     3,300  Uni-Charm Corp..........................       121,953
                                                      ------------
                                                         1,209,079
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   212,000  Hitachi Ltd.+...........................       828,422
    64,000  Kawasaki Heavy Industries, Ltd.*........        53,255
                                                      ------------
                                                           881,677
                                                      ------------
            INDUSTRIAL MACHINERY
    23,000  Amada Co., Ltd..........................        70,925
     4,000  Daifuku Co., Ltd........................        10,834
    12,000  Daikin Industries Ltd...................       186,197
    16,000  Fanuc Ltd.+.............................       633,056
     2,000  Fuji Machine MFG Co., Ltd...............        14,847
    78,000  Ishikawajima-Harima Heavy Industries
             Co., Ltd...............................        80,176
   293,000  Mitsubishi Heavy Industries, Ltd.+......       621,472
     1,900  THK Co., Ltd............................        19,344
                                                      ------------
                                                         1,636,851
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            INDUSTRIAL SPECIALTIES
    98,000  Asahi Glass Company, Ltd................  $    586,017
    14,200  Nitto Denko Corp........................       374,172
     4,000  Noritake Co., Ltd.......................        10,899
                                                      ------------
                                                           971,088
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
     4,600  CSK Corp................................       111,266
        64  NTT Data Corp...........................       193,180
    20,500  Softbank Corp...........................       155,866
     2,856  TIS Inc.................................        36,020
                                                      ------------
                                                           496,332
                                                      ------------
            INVESTMENT BANKS/BROKERS
    98,000  Daiwa Securities Group Inc..............       457,301
    26,000  Nikko Cordial Corp......................       104,144
   139,000  Nomura Holdings, Inc....................     1,598,874
                                                      ------------
                                                         2,160,319
                                                      ------------
            MAJOR BANKS
    18,000  Sumitomo Trust & Banking Co., Ltd.......        82,232
                                                      ------------
            MAJOR TELECOMMUNICATIONS
       616  Nippon Telegraph & Telephone Corp.......     2,256,355
                                                      ------------
            MARINE SHIPPING
     3,000  Kamigumi Co. Ltd........................        13,094
     2,000  Kawasaki Kisen Kaisha, Ltd..............         2,790
     6,000  Mitsubishi Logistics Corp...............        29,613
    81,000  Nippon Yusen Kabushiki Kaisha...........       239,868
                                                      ------------
                                                           285,365
                                                      ------------
            MEDICAL SPECIALTIES
    12,000  Olympus Optical Co., Ltd................       181,987
    17,900  Terumo Corp.............................       245,910
                                                      ------------
                                                           427,897
                                                      ------------
            METAL FABRICATIONS
     2,000  Koyo Seiko Co., Ltd.....................         7,978
    20,000  Minebea Co., Ltd........................        90,716
    50,000  Mitsui Mining & Smelting Co., Ltd.......        93,816

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    57,000  NSK Ltd.................................  $    137,176
    34,000  NTN Corp................................       114,276
                                                      ------------
                                                           443,962
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
       400  Bellsystem 24, Inc......................        78,284
     2,700  Meitec Corp.............................        60,242
    23,000  Secom Co., Ltd..........................       812,449
                                                      ------------
                                                           950,975
                                                      ------------
            MISCELLANEOUS MANUFACTURING
    28,000  Ebara Corp..............................        89,770
     7,000  Kurita Water Industries Ltd.............        59,390
    12,000  Takuma Co., Ltd.........................        80,372
                                                      ------------
                                                           229,532
                                                      ------------
            MOTOR VEHICLES
    47,104  Honda Motor Co., Ltd.+..................     1,686,952
   175,000  Nissan Motor Co., Ltd...................     1,343,408
   209,900  Toyota Motor Corp.......................     5,102,806
                                                      ------------
                                                         8,133,166
                                                      ------------
            MOVIES/ENTERTAINMENT
       600  Namco Ltd...............................         9,560
     3,400  Oriental Land Co. Ltd...................       195,268
     5,600  TOHO Co., Ltd...........................        56,603
                                                      ------------
                                                           261,431
                                                      ------------
            OFFICE EQUIPMENT/SUPPLIES
    11,000  Kokuyo Co., Ltd.........................        88,661
                                                      ------------
            OIL & GAS PRODUCTION
    13,000  Teikoku Oil Co., Ltd....................        46,769
                                                      ------------
            OIL REFINING/MARKETING
   148,000  Nippon Oil Corp.........................       571,088
    18,000  Showa Shell Sekiyu K.K..................       101,762
     6,000  TonenGeneral Sekiyu K.K.................        37,641
                                                      ------------
                                                           710,491
                                                      ------------
            OTHER CONSUMER SERVICES
     9,800  Benesse Corporation.....................       100,175
                                                      ------------
            OTHER METALS/MINERALS
    22,000  Dowa Mining Co., Ltd....................        92,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    34,500  Nippon Mining Holdings, Inc.*...........  $     48,691
    39,000  Sumitomo Metal Mining Co., Ltd..........       130,127
                                                      ------------
                                                           271,068
                                                      ------------
            PACKAGED SOFTWARE
     2,500  Fuji Soft ABC Inc.......................        37,730
       700  Oracle Corp.............................        16,960
     2,200  Trend Micro Inc.*.......................        50,253
                                                      ------------
                                                           104,943
                                                      ------------
            PHARMACEUTICALS: MAJOR
    39,000  Sankyo Co., Ltd.........................       459,422
    58,000  Takeda Chemical Industries, Ltd.........     2,408,386
                                                      ------------
                                                         2,867,808
                                                      ------------
            PHARMACEUTICALS: OTHER
    22,200  Chugai Pharmaceutical Co., Ltd..........       181,468
    14,000  Daiichi Pharmaceutical Co., Ltd.........       204,438
    16,000  Eisai Co., Ltd..........................       345,244
     4,000  Fujisawa Pharmaceutical Co., Ltd........        77,664
    21,000  Kyowa Hakko Kogyo Co., Ltd..............        91,312
    20,000  Shionogi & Co., Ltd.....................       229,238
    29,000  Taisho Pharmaceutical Co., Ltd..........       453,997
    17,800  Yamanouchi Pharmaceutical Co., Ltd......       435,634
                                                      ------------
                                                         2,018,995
                                                      ------------
            PULP & PAPER
     4,000  Mitsubishi Paper Mills Ltd.*............         3,753
        66  Nippon Unipac Holding...................       303,133
    94,000  Oji Paper Co. Ltd.......................       405,662
                                                      ------------
                                                           712,548
                                                      ------------
            RAILROADS
       131  Central Japan Railway Co................       791,899
       291  East Japan Railway Co.+.................     1,324,670
    29,000  Keihin Electric Express Railway Co.,
             Ltd....................................       131,065

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    12,000  Keio Electric Railway Co., Ltd..........  $     64,121
   132,000  Kinki Nippon Railway Co., Ltd.*.........       334,900
    77,000  Tobu Railway Co., Ltd.*.................       190,333
    93,000  Tokyu Corp..............................       326,236
        20  West Japan Railway Co...................        64,774
                                                      ------------
                                                         3,227,998
                                                      ------------
            REAL ESTATE DEVELOPMENT
    81,000  Mitsubishi Estate Co., Ltd..............       605,286
    53,000  Mitsui Fudosan Co., Ltd.................       405,996
                                                      ------------
                                                         1,011,282
                                                      ------------
            RECREATIONAL PRODUCTS
    27,000  Fuji Photo Film Co., Ltd.+..............       744,493
     8,100  Konami Corp.............................       192,952
    14,000  Konica Corp.............................        95,024
     9,300  Nintendo Co., Ltd.......................       895,252
     9,300  Shimano, Inc............................       136,943
    11,000  Yamaha Corp.............................        94,763
                                                      ------------
                                                         2,159,427
                                                      ------------
            REGIONAL BANKS
    91,043  Mitsui Trust Holdings, Inc..............       164,142
                                                      ------------
            RESTAURANTS
    12,500  Skylark Co., Ltd........................       208,027
                                                      ------------
            SEMICONDUCTORS
     7,600  Rohm Co., Ltd...........................       956,665
                                                      ------------
            STEEL
    39,400  JFE Holdings, Inc.*.....................       480,848
   522,000  Nippon Steel Co.........................       596,182
                                                      ------------
                                                         1,077,030
                                                      ------------
            TEXTILES
    12,000  Nisshinbo Industries, Inc...............        46,794
    65,000  Teijin Ltd..............................       152,186
    99,000  Toray Industries, Inc...................       212,408
     3,000  Toyobo Co., Ltd.........................         3,793
                                                      ------------
                                                           415,181
                                                      ------------
            TOBACCO
       109  Japan Tobacco, Inc......................       699,812
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            TRUCKS/CONSTRUCTION/FARM MACHINERY
    92,000  Komatsu Ltd.............................  $    293,457
    93,000  Kubota Corp.............................       234,435
     5,300  SMC Corporation.........................       419,400
                                                      ------------
                                                           947,292
                                                      ------------
            WHOLESALE DISTRIBUTORS
    97,000  Itochu Corp.............................       200,995
    99,000  Marubeni Corporation*...................        99,339
    68,000  Mitsubishi Corp.........................       424,376
    66,000  Sumitomo Corporation....................       285,903
     3,000  World Co., Ltd..........................        64,244
                                                      ------------
                                                         1,074,857
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
       379  NTT DoCoMo, Inc.........................       698,760
                                                      ------------
            Total Japan.............................    75,085,609
                                                      ------------
            Luxembourg (0.0%)
            STEEL
    12,874  Arcelor*................................       138,981
                                                      ------------
            Netherlands (8.1%)
            AIR FREIGHT/COURIERS
    43,458  TPG NV..................................       703,508
                                                      ------------
            BEVERAGES: ALCOHOLIC
    77,537  Heineken NV+............................     3,112,646
                                                      ------------
            CONSTRUCTION MATERIALS
    36,209  James Hardie Industries NV..............       124,528
                                                      ------------
            ELECTRONIC PRODUCTION EQUIPMENT
    13,633  ASML Holding NV*........................       119,385
                                                      ------------
            FINANCIAL CONGLOMERATES
   137,678  ING Groep NV............................     2,300,965
                                                      ------------
            FINANCIAL PUBLISHING/ SERVICES
    35,625  Reed Elsevier NV........................       443,809
                                                      ------------
            FOOD RETAIL
    61,765  Koninklijke Ahold NV....................       776,179
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FOOD: MAJOR DIVERSIFIED
   113,120  Unilever NV.............................  $  7,247,612
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   114,027  Koninklijke (Royal) Philips Electronics
             NV+....................................     2,042,218
                                                      ------------
            INDUSTRIAL SPECIALTIES
    10,758  Akzo Nobel NV...........................       321,480
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    12,201  Getronics NV*...........................        14,970
                                                      ------------
            INTEGRATED OIL
   254,286  Royal Dutch Petroleum Co................    10,990,587
                                                      ------------
            LIFE/HEALTH INSURANCE
    80,446  Aegon NV+...............................     1,089,742
                                                      ------------
            MAJOR BANKS
   107,408  ABN AMRO Holding NV+....................     1,576,136
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    46,180  Koninklijke (Royal) KPN NV*.............       292,449
                                                      ------------
            PERSONNEL SERVICES
    24,918  Vedior NV...............................       151,637
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
    20,773  Wolters Kluwer NV.......................       364,027
                                                      ------------
            REAL ESTATE DEVELOPMENT
     9,110  Rodamco Europe NV.......................       376,349
     2,860  Wereldhave NV...........................       143,904
                                                      ------------
                                                           520,253
                                                      ------------
            REAL ESTATE INVESTMENT TRUSTS
    12,245  Corio NV................................       311,392
     7,135  Eurocommercial Properties NV............       138,731
                                                      ------------
                                                           450,123
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            WHOLESALE DISTRIBUTORS
    20,503  Buhrmann NV.............................  $     77,296
    10,062  Hagemeyer NV............................        76,166
                                                      ------------
                                                           153,462
                                                      ------------
            Total Netherlands.......................    32,795,716
                                                      ------------
            New Zealand (0.0%)
            FOREST PRODUCTS
    62,696  Carter Holt Harvey Ltd..................        50,266
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    21,930  Telecom Corporation of New Zealand
             Ltd....................................        53,918
                                                      ------------
            Total New Zealand.......................       104,184
                                                      ------------
            Norway (0.2%)
            FOOD: SPECIALTY/CANDY
    13,400  Orkla ASA...............................       212,481
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    12,467  Norsk Hydro ASA.........................       479,977
                                                      ------------
            METAL FABRICATIONS
     1,900  Elkem ASA...............................        46,468
                                                      ------------
            PULP & PAPER
     4,400  Norske Skogindustrier ASA...............        57,945
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
     4,000  Tandberg ASA*...........................        43,270
                                                      ------------
            Total Norway............................       840,141
                                                      ------------
            Portugal (0.5%)
            ELECTRIC UTILITIES
   819,498  Electricidade de Portugal, S.A..........     1,248,775
                                                      ------------
            FOOD RETAIL
     8,898  Jeronimo Martins SGPS, S.A.*............        53,268
    26,090  Sonae, SGPS., S.A.*.....................         9,810
                                                      ------------
                                                            63,078
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR TELECOMMUNICATIONS
    33,073  Portugal Telecom, S.A. (Registered
             Shares)................................  $    199,627
                                                      ------------
            OTHER TRANSPORTATION
    67,770  Brisa-Auto Estradas de Portugal, S.A....       345,351
                                                      ------------
            REGIONAL BANKS
    62,930  Banco Comercial Portugues, S.A..........       132,011
     3,652  Banco Espirito Santo, S.A. (Registered
             Shares)................................        38,847
                                                      ------------
                                                           170,858
                                                      ------------
            Total Portugal..........................     2,027,689
                                                      ------------
            Singapore (2.1%)
            AEROSPACE & DEFENSE
   381,000  Singapore Technologies Engineering
             Ltd....................................       398,558
                                                      ------------
            AIRLINES
   153,000  Singapore Airlines Ltd..................       951,654
                                                      ------------
            BEVERAGES: ALCOHOLIC
    43,200  Fraser & Neave Ltd......................       188,092
                                                      ------------
            ELECTRONIC COMPONENTS
    21,000  Venture Corp., Ltd......................       156,743
                                                      ------------
            ENGINEERING & CONSTRUCTION
   226,000  SembCorp Industries Ltd.................       131,626
                                                      ------------
            FINANCIAL CONGLOMERATES
   119,000  Keppel Corp., Ltd.......................       296,070
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
    63,000  Hotel Properties Ltd....................        33,308
    20,000  Overseas Union Enterprise Ltd...........        72,378
   110,000  United Overseas Land, Ltd...............       105,739
                                                      ------------
                                                           211,425
                                                      ------------
            MAJOR BANKS
   202,115  DBS Group Holdings Ltd..................     1,417,148
                                                      ------------
            MAJOR TELECOMMUNICATIONS
 1,072,100  Singapore Telecommunications Ltd........       872,957
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PUBLISHING: NEWSPAPERS
    64,000  Singapore Press Holdings Ltd............  $    716,539
                                                      ------------
            REAL ESTATE DEVELOPMENT
   249,750  Capitaland Ltd..........................       180,763
   123,000  City Developments Ltd...................       325,496
                                                      ------------
                                                           506,259
                                                      ------------
            REGIONAL BANKS
   193,950  Oversea - Chinese Banking Corp., Ltd....     1,140,560
   198,104  United Overseas Bank Ltd................     1,501,042
                                                      ------------
                                                         2,641,602
                                                      ------------
            SEMICONDUCTORS
    53,000  Chartered Semiconductor Manufacturing
             Ltd.*..................................        27,122
                                                      ------------
            SPECIALTY STORES
    41,000  Cycle and Carriage Ltd..................        88,097
                                                      ------------
            Total Singapore.........................     8,603,892
                                                      ------------
            South Korea (0.7%)
            CHEMICALS: SPECIALTY
     3,915  LG Chemical Ltd.........................       116,331
                                                      ------------
            ELECTRIC UTILITIES
    11,230  Korea Electric Power Corp...............       169,138
                                                      ------------
            ELECTRONIC COMPONENTS
     3,750  Samsung Electro Mechanics Co., Ltd......       141,888
     1,640  Samsung SDI Co., Ltd....................       101,345
                                                      ------------
                                                           243,233
                                                      ------------
            ELECTRONICS/APPLIANCES
     5,155  LG Electronics Inc.*....................       155,702
                                                      ------------
            MOTOR VEHICLES
     7,180  Hyundai Motor Co., Ltd..................       181,405
     7,820  Kia Motors Corp.*.......................        56,112
                                                      ------------
                                                           237,517
                                                      ------------
            SEMICONDUCTORS
     4,980  Samsung Electronics Co., Ltd............     1,402,531

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

     1,830  Samsung Electronics Co., Ltd. (Pref.)...  $    244,996
                                                      ------------
                                                         1,647,527
                                                      ------------
            SPECIALTY STORES
       520  Shinsegae Co., Ltd......................        69,829
                                                      ------------
            STEEL
     3,380  POSCO...................................       315,926
                                                      ------------
            Total South Korea.......................     2,955,203
                                                      ------------
            Spain (3.9%)
            ELECTRIC UTILITIES
    89,633  Endesa S.A.+............................       925,056
    85,895  Iberdrola S.A...........................     1,019,917
    77,341  Union Fenosa, S.A.......................       810,441
                                                      ------------
                                                         2,755,414
                                                      ------------
            ENGINEERING & CONSTRUCTION
     5,599  ACS, Actividades de Construccion y
             Servicios, S.A.........................       155,126
     8,524  Fomento de Construcciones y Contratas
             S.A....................................       175,522
    13,521  Grupo Dragados, S.A.....................       195,468
                                                      ------------
                                                           526,116
                                                      ------------
            GAS DISTRIBUTORS
    89,015  Gas Natural SDG, S.A....................     1,492,962
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
     8,922  Sol Melia S.A...........................        38,315
                                                      ------------
            MAJOR BANKS
   226,419  Banco Bilbao Vizcaya Argentaria,
             S.A.+..................................     2,155,280
   339,668  Banco Santander Central Hispano,
             S.A.+..................................     2,080,468
                                                      ------------
                                                         4,235,748
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   362,218  Telefonica S.A.*........................     3,433,613
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
    52,411  Amadeus Global Travel Distribution S.A.
             (A Shares).............................       258,266
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            OIL REFINING/MARKETING
    69,410  Repsol-YPF, S.A.........................  $    784,339
                                                      ------------
            OTHER TRANSPORTATION
    25,386  Acesa Infraestructuras, S.A.............       266,266
                                                      ------------
            REAL ESTATE DEVELOPMENT
    19,520  Inmobiliaria Colonial, S.A..............       271,570
    21,465  Metrovacesa S.A.........................       419,482
    64,730  Vallehermoso S.A........................       531,618
                                                      ------------
                                                         1,222,670
                                                      ------------
            RESTAURANTS
    20,667  TelePizza, S.A.*........................        18,814
                                                      ------------
            STEEL
     1,874  Acerinox S.A............................        66,533
                                                      ------------
            TOBACCO
    22,074  Altadis, S.A............................       466,332
                                                      ------------
            WATER UTILITIES
    13,387  Sociedad General de Aguas de Barcelona,
             S.A....................................       119,615
                                                      ------------
            Total Spain.............................    15,685,003
                                                      ------------
            Sweden (1.8%)
            APPAREL/FOOTWEAR RETAIL
    80,800  Hennes & Mauritz AB (B Shares)..........     1,569,788
                                                      ------------
            ELECTRONICS/APPLIANCES
    30,400  Electrolux AB (Series B)................       461,209
                                                      ------------
            ENGINEERING & CONSTRUCTION
     6,300  JM AB...................................       107,957
    40,800  Skanska AB (B Shares)...................       203,955
                                                      ------------
                                                           311,912
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
     7,286  Svenska Cellulosa AB (B Shares).........       222,668
                                                      ------------
            INDUSTRIAL MACHINERY
    10,200  Atlas Copco AB (A Shares)...............       213,752
     5,700  Atlas Copco AB (B Shares)...............       111,673
    27,821  Sandvik AB (B Shares)...................       661,971
                                                      ------------
                                                           987,396
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            INFORMATION TECHNOLOGY SERVICES
    28,200  WM-Data AB (B Shares)...................  $     28,779
                                                      ------------
            MAJOR BANKS
    21,100  Skandinaviska Enskilda Banken AB........       183,088
    55,300  Svenska Handelsbanken AB (A Shares).....       706,189
                                                      ------------
                                                           889,277
                                                      ------------
            MAJOR TELECOMMUNICATIONS
     3,385  Tele2 AB (B Shares)*....................        77,587
    67,204  Telia AB................................       218,585
                                                      ------------
                                                           296,172
                                                      ------------
            METAL FABRICATIONS
     7,000  SKF AB (B Shares).......................       175,344
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
    64,700  Securitas AB (B Shares).................       900,377
                                                      ------------
            PULP & PAPER
     4,900  Holmen AB (B Shares)....................       121,938
                                                      ------------
            REAL ESTATE DEVELOPMENT
     8,740  Castellum AB............................       110,657
                                                      ------------
            REGIONAL BANKS
   176,320  Nordea AB...............................       721,677
                                                      ------------
            STEEL
     5,100  SSAB Svenskt Stal AB (Series A).........        51,768
                                                      ------------
            TOBACCO
    28,800  Swedish Match AB........................       207,466
                                                      ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
     4,100  Volvo AB (A Shares).....................        59,070
    15,500  Volvo AB (B Shares).....................       233,464
                                                      ------------
                                                           292,534
                                                      ------------
            Total Sweden............................     7,348,962
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            Switzerland (8.5%)
            CHEMICALS: AGRICULTURAL
     4,107  Syngenta AG.............................  $    244,196
                                                      ------------
            CHEMICALS: SPECIALTY
     2,700  Ciba Specialty Chemicals AG (Registered
             Shares)................................       190,051
     5,300  Clariant AG (Registered Shares).........        83,401
     1,450  Lonza Group AG (Registered Shares)+.....        88,080
                                                      ------------
                                                           361,532
                                                      ------------
            COMPUTER PERIPHERALS
     1,440  Logitech International S.A. (Registered
             Shares)*...............................        47,269
                                                      ------------
            CONSTRUCTION MATERIALS
     1,050  Holcim Ltd. (B Shares)..................       161,675
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
     1,100  Kudelski S.A. - Bearer*.................        16,714
                                                      ------------
            FINANCIAL CONGLOMERATES
    87,984  UBS AG (Registered Shares)*+............     4,189,289
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    45,517  Nestle S.A. (Registered Shares)+........     9,750,342
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
       390  Givaudan (Registered Shares)............       163,127
                                                      ------------
            INDUSTRIAL CONGLOMERATES
       133  Sulzer AG (Registered Shares)*..........        16,248
       400  Unaxis Holding AG (Registered Shares)...        23,932
                                                      ------------
                                                            40,180
                                                      ------------
            MAJOR BANKS
    75,752  Credit Suisse Group*+...................     1,445,825
                                                      ------------
            MAJOR TELECOMMUNICATIONS
     3,684  Swisscom AG (Registered Shares)+........     1,094,603
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MEDICAL SPECIALTIES
       266  Centerpulse AG (Registered Shares)*.....  $     43,028
                                                      ------------
            METAL FABRICATIONS
        97  Georg Fischer AG (Registered Shares)....        10,997
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
     1,290  SGS Societe Generale de Surveillance
             Holding S.A............................       378,051
                                                      ------------
            OTHER CONSUMER SPECIALTIES
     6,195  Compagnie Financiere Richemont AG
             (Series A).............................       106,919
     2,690  Swatch Group AG (B Shares)..............       219,387
     2,800  Swatch Group AG (Registered Shares).....        45,956
                                                      ------------
                                                           372,262
                                                      ------------
            PERSONNEL SERVICES
    26,120  Adecco S.A. (Registered Shares).........     1,025,354
                                                      ------------
            PHARMACEUTICALS: MAJOR
   207,554  Novartis AG (Registered Shares)+........     7,908,826
    54,300  Roche Holdings AG+......................     3,840,508
    16,700  Roche Holdings AG - Bearer+.............     2,000,609
                                                      ------------
                                                        13,749,943
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    21,427  Swiss Re (Registered Shares)+...........     1,486,475
                                                      ------------
            SPECIALTY STORES
       247  Valora Holding AG.......................        42,629
                                                      ------------
            Total Switzerland.......................    34,623,491
                                                      ------------
            United Kingdom (31.6%)
            ADVERTISING/MARKETING SERVICES
    52,116  WPP Group PLC...........................       353,366
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            AEROSPACE & DEFENSE
 1,009,954  BAE Systems PLC.........................  $  2,942,134
   476,733  Rolls-Royce PLC.........................       777,349
                                                      ------------
                                                         3,719,483
                                                      ------------
            AIRLINES
   148,993  British Airways PLC*....................       308,195
                                                      ------------
            ALUMINUM
    86,784  BHP Billiton PLC........................       423,504
                                                      ------------
            AUTO PARTS: O.E.M.
    60,650  GKN PLC.................................       210,121
                                                      ------------
            BEVERAGES: ALCOHOLIC
   479,234  Diageo PLC..............................     5,400,651
    27,644  Scottish & Newcastle PLC................       214,028
                                                      ------------
                                                         5,614,679
                                                      ------------
            BROADCASTING
   236,276  Granada PLC.............................       271,626
                                                      ------------
            BUILDING PRODUCTS
     3,407  Novar PLC...............................         5,491
                                                      ------------
            CABLE/SATELLITE TV
   102,604  British Sky Broadcasting Group PLC*.....       968,514
                                                      ------------
            CASINO/GAMING
   212,166  Hilton Group PLC........................       577,417
                                                      ------------
            CATALOG/SPECIALTY DISTRIBUTION
   109,920  GUS PLC.................................       992,872
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    44,131  Imperial Chemical Industries PLC........       173,254
                                                      ------------
            CHEMICALS: SPECIALTY
    19,349  BOC Group PLC...........................       272,071
                                                      ------------
            COMMERCIAL PRINTING/FORMS
    41,617  De La Rue PLC...........................       157,851
                                                      ------------
            CONSTRUCTION MATERIALS
    19,384  BPB Industries PLC......................        85,498

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    27,866  Hanson PLC..............................  $    126,397
    10,979  RMC Group PLC...........................        69,548
                                                      ------------
                                                           281,443
                                                      ------------
            CONTAINERS/PACKAGING
    17,652  Rexam PLC...............................       112,716
                                                      ------------
            DEPARTMENT STORES
   228,735  Marks & Spencer Group PLC...............     1,338,935
     6,329  Next PLC................................        88,103
                                                      ------------
                                                         1,427,038
                                                      ------------
            DRUGSTORE CHAINS
    84,130  Boots Co. PLC...........................       782,947
                                                      ------------
            ELECTRIC UTILITIES
   640,250  National Grid Transco PLC...............     4,556,439
   338,231  Scottish & Southern Energy PLC..........     3,354,032
   295,735  Scottish Power PLC......................     1,623,582
                                                      ------------
                                                         9,534,053
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
   418,592  Invensys PLC............................       419,021
                                                      ------------
            ELECTRONICS/APPLIANCE STORES
   171,069  Dixons Group PLC........................       509,719
                                                      ------------
            ENGINEERING & CONSTRUCTION
     2,355  Balfour Beatty PLC......................         5,728
                                                      ------------
            FINANCIAL CONGLOMERATES
   672,595  HSBC Holdings PLC.......................     7,490,282
   381,350  Lloyds TSB Group PLC....................     3,280,582
                                                      ------------
                                                        10,770,864
                                                      ------------
            FINANCIAL PUBLISHING/ SERVICES
    84,090  Reuters Group PLC.......................       247,925
                                                      ------------
            FOOD DISTRIBUTORS
   241,948  Compass Group PLC.......................     1,071,905
                                                      ------------
            FOOD RETAIL
   200,092  Sainsbury (J.) PLC......................       884,123
   656,459  Tesco PLC...............................     2,035,567
                                                      ------------
                                                         2,919,690
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FOOD: MAJOR DIVERSIFIED
   415,088  Unilever PLC............................  $  4,099,945
                                                      ------------
            FOOD: SPECIALTY/CANDY
   279,158  Cadbury Schweppes PLC...................     1,816,385
    33,462  Tate & Lyle PLC.........................       176,640
                                                      ------------
                                                         1,993,025
                                                      ------------
            GAS DISTRIBUTORS
   478,509  Centrica PLC............................     1,362,153
                                                      ------------
            HOME BUILDING
     2,320  Taylor Woodrow PLC......................         6,913
                                                      ------------
            HOME IMPROVEMENT CHAINS
   119,401  Kingfisher PLC..........................       417,398
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
    69,542  P & O Princess Cruises PLC..............       510,134
   111,941  Six Continents PLC......................       908,701
                                                      ------------
                                                         1,418,835
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    72,201  Reckitt Benckiser PLC...................     1,309,983
                                                      ------------
            INDUSTRIAL CONGLOMERATES
       970  Smiths Group PLC........................        11,129
                                                      ------------
            INDUSTRIAL SPECIALTIES
     6,225  Pilkington PLC..........................         5,647
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    25,505  Logica PLC..............................        62,232
    46,547  Misys PLC...............................       151,979
                                                      ------------
                                                           214,211
                                                      ------------
            INTEGRATED OIL
   370,871  BG Group PLC............................     1,479,202
 2,220,039  BP PLC..................................    14,236,688
   535,850  Shell Transport & Trading Co. PLC.......     3,442,590
                                                      ------------
                                                        19,158,480
                                                      ------------
            LIFE/HEALTH INSURANCE
   156,286  Prudential PLC..........................     1,117,122
                                                      ------------
            MAJOR BANKS
   489,204  Barclays PLC............................     3,382,025
   255,866  HBOS PLC................................     2,831,415

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

   188,897  Royal Bank of Scotland Group PLC........  $  4,443,625
                                                      ------------
                                                        10,657,065
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   860,507  BT Group PLC............................     2,442,843
                                                      ------------
            MARINE SHIPPING
    59,183  Peninsular & Oriental Steam Navigation
             Co.....................................       176,111
                                                      ------------
            MEDICAL SPECIALTIES
    73,640  Amersham PLC............................       664,590
    40,498  Smith & Nephew PLC......................       240,703
                                                      ------------
                                                           905,293
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   142,623  Brambles Industries PLC.................       468,461
   133,327  Chubb PLC...............................       183,512
   333,441  Hays PLC................................       468,078
   385,549  Rentokil Initial PLC....................     1,307,083
    92,789  Serco Group PLC.........................       216,971
                                                      ------------
                                                         2,644,105
                                                      ------------
            MOVIES/ENTERTAINMENT
    42,008  Carlton Communications PLC..............        82,131
    46,471  Emi Group PLC...........................       137,012
     2,996  Rank Group PLC..........................        13,871
                                                      ------------
                                                           233,014
                                                      ------------
            MULTI-LINE INSURANCE
   222,932  Aviva PLC...............................     1,708,571
   508,757  Legal & General Group PLC...............       883,279
                                                      ------------
                                                         2,591,850
                                                      ------------
            OTHER METALS/MINERALS
    39,476  Rio Tinto PLC...........................       713,148
                                                      ------------
            OTHER TRANSPORTATION
   108,915  BAA PLC.................................       971,869
                                                      ------------
            PACKAGED SOFTWARE
    85,529  Sage Group (The) PLC....................       195,313
                                                      ------------
            PERSONNEL SERVICES
   138,317  Capita Group PLC........................       484,605
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PHARMACEUTICALS: MAJOR
   150,983  AstraZeneca PLC.........................  $  5,632,237
   548,826  GlaxoSmithKline PLC.....................    10,472,709
                                                      ------------
                                                        16,104,946
                                                      ------------
            PRECIOUS METALS
     9,006  Johnson Matthey PLC.....................       121,706
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
    40,907  Pearson PLC.............................       436,362
    71,764  Reed Elsevier PLC.......................       633,629
                                                      ------------
                                                         1,069,991
                                                      ------------
            PULP & PAPER
    33,101  Bunzl PLC...............................       235,568
                                                      ------------
            REAL ESTATE DEVELOPMENT
    96,315  British Land Company PLC................       674,895
   123,977  Canary Wharf Group PLC*.................       727,172
    46,658  Chelsfied PLC...........................       177,336
     9,200  Derwent Valley Holdings PLC.............        87,833
    20,160  Hammerson PLC...........................       154,035
    84,156  Land Securities Group PLC...............     1,008,932
    26,351  Slough Estates PLC......................       135,187
                                                      ------------
                                                         2,965,390
                                                      ------------
            REAL ESTATE INVESTMENT TRUSTS
     8,208  Pillar Property Group PLC...............        52,893
                                                      ------------
            SEMICONDUCTORS
    29,301  ARM Holdings PLC*.......................        25,894
                                                      ------------
            STEEL
   118,248  Corus Group PLC*........................        78,604
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
    23,522  Spirent PLC.............................         4,610
                                                      ------------
            TOBACCO
   212,317  British American Tobacco PLC............     2,171,836
    88,610  Imperial Tobacco Group PLC..............     1,385,949
                                                      ------------
                                                         3,557,785
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            WATER UTILITIES
    12,512  AWG PLC*................................  $     75,931
 6,307,928  AWG PLC (Registered Shares).............         7,893
    40,038  Kelda Group PLC.........................       236,717
    35,418  Severn Trent PLC........................       365,622
                                                      ------------
                                                           686,163
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
 5,316,385  Vodafone Group PLC......................     8,544,030
                                                      ------------
            Total United Kingdom....................   128,709,130
                                                      ------------
            United States (0.0%)
            CONTAINERS/PACKAGING
         1  Smurfit-Stone Container Corp.*..........            10
                                                      ------------
            Total Common and Preferred Stocks and
             Warrants
             (COST $524,641,899)....................   399,175,329
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------

            Short-Term Investment (3.3%)
            Repurchase Agreement
$   13,484  Joint repurchase agreement account 1.92%
            due 11/01/02 (dated 10/31/02; proceeds
            $13,484,719) (a) (COST $13,484,000).....    13,484,000
                                                      ------------

  Total Investments
   (COST $538,125,899) (B)................   101.1%  412,659,329
  Liabilities in Excess of Other Assets...    (1.1)   (4,546,056)
                                            ------  ------------
  Net Assets..............................   100.0% $408,113,273
                                            ======  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
PORTFOLIO OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

---------------------------------------------------

  + SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURRENCY CONTRACTS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCK WITH ATTACHED WARRANTS.
  *   NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,003,394 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $139,469,964, RESULTING IN NET UNREALIZED DEPRECIATION OF $125,466,570.

Futures Contracts Open at October 31, 2002:
                                                            Underlying
                                                               Face         Unrealized
      Number of          Long/     Description, Delivery    Amount at      Appreciation
      Contracts          Short        Month, and Year         Value       (Depreciation)
----------------------------------------------------------------------------------------
         267            Short      EURX STOXX 50           $(6,652,468)    $  (440,209)
                                     DEC/2002
          55            Long       EURX DAX INDEX            4,337,473         414,230
                                     DEC/2002
          40            Long       TSE TOPIX 100             2,804,699        (244,532)
                                     DEC/2002
                                                                           -----------
      Net unrealized depreciation......................................    $  (270,511)
                                                                           ===========

Forward Foreign Currency Contracts Open at
October 31 2002:
                                                                UNREALIZED
      CONTRACTS             IN EXCHANGE        DELIVERY        APPRECIATION
     TO DELIVER                 FOR              DATE         (DEPRECIATION)
------------------------------------------------------------------------------
  $         752,067       CHF    1,111,066     11/05/02         $      (77)
  $         114,689       DKK      862,117     11/05/02                 38
  $       4,249,306       EUR    4,294,050     11/05/02               (343)
  $         451,320       EUR      456,091     11/06/02                (18)
  $      24,205,153       EUR   24,449,650     12/05/02            (50,122)
  $      19,687,530       EUR   19,886,394     12/05/02            (40,767)
  $         192,775      SEK     1,768,134     11/05/02                210
   EUR   12,415,386      $      12,283,783     12/05/02             18,002
   EUR    7,523,223      $       7,447,991     12/05/02             15,423
   EUR    7,878,000      $       7,611,724     12/05/02           (171,347)
  $       2,811,596       EUR    2,886,708     12/05/02             40,327
  $         670,447       EUR      682,500     12/05/02              3,829
  $       1,958,520       EUR    2,000,000     12/05/02             17,380
  $         186,478       EUR      190,751     12/05/02              1,974
  $       3,842,709       EUR    3,900,000     12/05/02             10,296
   EUR    1,017,035      $       1,000,000     12/05/02             (4,780)
   EUR    2,396,208      $       2,347,061     12/05/02            (20,272)
   EUR   21,476,510      $      20,960,000     12/05/02           (257,718)
   EUR   10,550,000      $      10,254,600     12/12/02           (164,580)
  $      10,670,121       EUR   10,980,880     12/12/02            174,596
  $      36,260,469       EUR   37,291,581     12/12/02            568,697
  $      10,433,845       EUR   10,731,207     12/12/02            164,295
   EUR   54,717,045      $      53,417,515     12/12/02           (621,038)
   EUR    1,398,904      $       1,359,734     12/12/02            (21,823)
  $       3,817,776       EUR    3,880,800     12/12/02             14,902
  $         166,000       EUR      170,234     12/12/02              2,123
  $      23,759,506      JPY 2,822,629,334     12/12/02           (687,876)
   JPY  305,237,140      $       2,576,841     12/12/02             81,891
  $      27,851,610      JPY 3,306,431,724     12/12/02           (825,472)
  JPY 1,434,090,000      $      12,071,465     12/12/02            349,489
  JPY 5,175,478,918      $      43,527,998     12/12/02          1,224,627
  $       9,518,814      JPY 1,164,980,000     12/12/02              3,509
  JPY     6,752,625      $          55,000     12/12/02               (195)
                                                                ----------
      Net unrealized depreciation........................       $ (174,820)
                                                                ==========

CURRENCY ABBREVIATIONS:

CHF  Swiss Franc.
DKK  Danish Krona.
EUR  Euro.
JPY  Japanese Yen.
SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
SUMMARY OF INVESTMENTS / / OCTOBER 31, 2002

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Advertising/Marketing Services..........  $    417,206        0.1%
Aerospace & Defense.....................     4,353,947        1.1
Agricultural Commodities/ Milling.......        68,037        0.0
Air Freight/Couriers....................     1,353,083        0.3
Airlines................................     1,742,737        0.4
Aluminum................................       504,995        0.1
Apparel/Footwear........................     1,371,250        0.3
Apparel/Footwear Retail.................     1,740,594        0.4
Auto Parts: O.E.M.......................     1,195,833        0.3
Automotive Aftermarket..................       635,316        0.2
Beverages: Alcoholic....................    10,713,254        2.7
Beverages: Non-Alcoholic................       216,240        0.1
Biotechnology...........................       100,751        0.0
Broadcasting............................       976,411        0.2
Building Products.......................       820,552        0.2
Cable/Satellite TV......................       968,514        0.2
Casino/Gaming...........................       680,860        0.2
Catalog/Specialty Distribution..........       992,872        0.2
Chemicals: Agricultural.................       295,249        0.1
Chemicals: Major Diversified............     2,025,452        0.5
Chemicals: Specialty....................     3,458,273        0.8
Commercial Printing/Forms...............     1,348,453        0.3
Computer Peripherals....................        47,269        0.0
Computer Processing Hardware............       398,360        0.1
Construction Materials..................     2,069,223        0.5
Consumer Sundries.......................        11,274        0.0
Containers/Packaging....................       652,584        0.2
Data Processing Services................        10,044        0.0
Department Stores.......................     2,941,999        0.8
Drugstore Chains........................       782,947        0.2
Electric Utilities......................    21,950,750        5.4
Electrical Products.....................     1,201,319        0.3
Electronic Components...................     2,304,082        0.6
Electronic Equipment/ Instruments.......     8,555,632        2.1
Electronic Production Equipment.........       862,713        0.2
Electronics/Appliance Stores............       509,719        0.1

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Electronics/Appliances..................  $  4,395,950        1.1%
Engineering & Construction..............     2,409,525        0.6
Environmental Services..................        11,542        0.0
Finance/Rental/Leasing..................     1,448,550        0.4
Financial Conglomerates.................    19,318,173        4.7
Financial Publishing/Services...........       691,734        0.2
Food Distributors.......................     1,314,160        0.3
Food Retail.............................     7,942,411        1.9
Food: Major Diversified.................    23,167,744        5.7
Food: Meat/Fish/Dairy...................       550,844        0.1
Food: Specialty/Candy...................     3,188,155        0.8
Forest Products.........................        50,266        0.0
Gas Distributors........................     4,729,669        1.2
Home Building...........................     1,002,104        0.2
Home Improvement Chains.................       417,398        0.1
Hospital/Nursing Management.............        66,801        0.0
Hotels/Resorts/Cruiselines..............     2,081,851        0.5
Household/Personal Care.................     5,830,365        1.4
Industrial Conglomerates................    10,852,838        2.7
Industrial Machinery....................     3,022,262        0.7
Industrial Specialties..................     1,301,362        0.3
Information Technology Services.........       987,601        0.2
Integrated Oil..........................    33,133,701        8.1
Investment Banks/Brokers................     2,298,327        0.6
Life/Health Insurance...................     2,722,974        0.7
Major Banks.............................    32,526,589        8.0
Major Telecommunications................    15,651,873        3.8
Marine Shipping.........................       461,476        0.1
Media Conglomerates.....................     1,376,177        0.3
Medical Distributors....................       131,942        0.0
Medical Specialties.....................     1,534,513        0.4
Medical/Nursing Services................       212,730        0.1
Metal Fabrications......................       676,772        0.2
Miscellaneous Commercial Services.......     6,006,412        1.5
Miscellaneous Manufacturing.............       383,963        0.1
Motor Vehicles..........................     8,370,684        2.1
Movies/Entertainment....................       494,444        0.1
Multi-Line Insurance....................     3,894,440        1.0
Office Equipment/Supplies...............        88,660        0.0

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
SUMMARY OF INVESTMENTS / / OCTOBER 31, 2002 CONTINUED

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Oil & Gas Production....................  $    223,566        0.1%
Oil Refining/Marketing..................     5,919,250        1.5
Oilfield Services/Equipment.............        24,425        0.0
Other Consumer Services.................       252,449        0.1
Other Consumer Specialties..............       551,054        0.1
Other Metals/Minerals...................     3,567,261        0.9
Other Transportation....................     1,617,087        0.4
Packaged Software.......................     1,759,227        0.4
Personnel Services......................     1,661,595        0.4
Pharmaceuticals: Major..................    38,988,459        9.6
Pharmaceuticals: Other..................     2,073,755        0.5
Precious Metals.........................       196,273        0.0
Property -- Casualty Insurers...........     1,576,350        0.4
Publishing: Books/Magazines.............     1,725,626        0.4
Publishing: Newspapers..................       716,539        0.2
Pulp & Paper............................     1,944,339        0.5
Railroads...............................     3,377,705        0.8
Real Estate Development.................    11,171,765        2.7
Real Estate Investment Trusts...........       848,721        0.2
Recreational Products...................     2,159,427        0.5
Regional Banks..........................     4,488,790        1.1
Repurchase Agreement....................    13,484,000        3.3
Restaurants.............................       346,559        0.1
Semiconductors..........................     3,032,917        0.7

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Specialty Stores........................  $    295,265        0.1%
Specialty Telecommunications............       179,101        0.0
Steel...................................     1,755,890        0.4
Telecommunication Equipment.............     3,897,134        1.0
Textiles................................       415,182        0.1
Tobacco.................................     4,931,394        1.2
Trucks/Construction/Farm Machinery......     1,289,793        0.3
Water Utilities.........................       805,778        0.2
Wholesale Distributors..................     1,379,353        0.3
Wireless Telecommunications.............    12,978,524        3.2
                                          ------------   --------
                                          $412,659,329      101.1%
                                          ============   ========

                                                        PERCENT OF
TYPE OF INVESTMENT                           VALUE      NET ASSETS

------------------------------------------------------------------

Common Stocks...........................  $398,915,807       97.7%
Preferred Stocks........................       252,889        0.1
Short-Term Investment...................    13,484,000        3.3
Warrants................................         6,633        0.0
                                          ------------   --------
                                          $412,659,329      101.1%
                                          ============   ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
OCTOBER 31, 2002

Assets:
Investments in securities, at value (cost
 $538,125,899)....................................  $412,659,329
Cash (including $226,732 in foreign currency and
 $1,582,048 segregated in connection with open
 futures contracts)...............................     1,809,774
Receivable for:
  Foreign withholding taxes reclaimed.............       898,073
  Dividends.......................................       738,581
  Shares of beneficial interest sold..............       514,803
Prepaid expenses and other assets.................        63,165
                                                    ------------
    Total Assets..................................   416,683,725
                                                    ------------
Liabilities:
Unrealized depreciation on open forward foreign
 currency contracts...............................       174,820
Payable for:
  Investments purchased...........................     5,759,967
  Shares of beneficial interest redeemed..........     1,624,297
  Investment management fee.......................       343,561
  Variation margin................................       266,927
  Distribution fee................................       214,280
Accrued expenses and other payables...............       186,600
                                                    ------------
    Total Liabilities.............................     8,570,452
                                                    ------------
    Net Assets....................................  $408,113,273
                                                    ============
Composition of Net Assets:
Paid-in-capital...................................  $674,928,212
Net unrealized depreciation.......................  (125,842,268)
Accumulated undistributed net investment income...     1,896,981
Accumulated net realized loss.....................  (142,869,652)
                                                    ------------
    Net Assets....................................  $408,113,273
                                                    ============
Class A Shares:
Net Assets........................................   $44,372,882
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     6,624,248
    Net Asset Value Per Share.....................  $       6.70
                                                    ============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET
     VALUE).......................................  $       7.07
                                                    ============
Class B Shares:
Net Assets........................................  $217,216,179
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    32,999,897
    Net Asset Value Per Share.....................  $       6.58
                                                    ============
Class C Shares:
Net Assets........................................   $26,194,858
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     3,973,954
    Net Asset Value Per Share.....................  $       6.59
                                                    ============
Class D Shares:
Net Assets........................................  $120,329,354
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    17,883,259
    Net Asset Value Per Share.....................  $       6.73
                                                    ============

Statement of Operations
FOR THE YEAR ENDED OCTOBER 31, 2002

Net Investment Income:
Income
Dividends (net of $899,882 foreign withholding
 tax).............................................  $ 9,956,403
Interest..........................................      556,911
                                                    -----------
    Total Income..................................   10,513,314
                                                    -----------
Expenses
Investment management fee.........................    5,015,324
Distribution fee (Class A shares).................      101,011
Distribution fee (Class B shares).................    2,899,211
Distribution fee (Class C shares).................      292,140
Transfer agent fees and expenses..................      994,373
Custodian fees....................................      203,759
Shareholder reports and notices...................      134,736
Registration fees.................................       94,304
Professional fees.................................       59,272
Trustees' fees and expenses.......................       12,338
Other.............................................      119,451
                                                    -----------
    Total Expenses................................    9,925,919
                                                    -----------
    Net Investment Income.........................      587,395
                                                    -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain/loss on:
  Investments.....................................  (89,002,153)
  Futures contracts...............................   (1,138,061)
  Foreign exchange transactions...................    1,399,582
                                                    -----------
    Net Realized Loss.............................  (88,740,632)
                                                    -----------
Net change in unrealized appreciation/
 depreciation on:
  Investments.....................................   24,718,610
  Futures contracts...............................     (778,107)
  Translation of forward foreign currency
   contracts and other assets and liabilities
   denominated in foreign currencies..............     (292,059)
                                                    -----------
    Net Appreciation..............................   23,648,444
                                                    -----------
    Net Loss......................................  (65,092,188)
                                                    -----------
Net Decrease......................................  $(64,504,793)
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR      FOR THE YEAR
                                               ENDED             ENDED
                                          OCTOBER 31, 2002  OCTOBER 31, 2001
                                          ----------------  ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $     587,395     $   1,050,849
Net realized loss.......................     (88,740,632)      (48,961,982)
Net change in unrealized depreciation...      23,648,444      (102,813,466)
                                           -------------     -------------

    Net Decrease........................     (64,504,793)     (150,724,599)
                                           -------------     -------------

Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................        (364,072)         --
  Class D shares........................      (1,503,216)         --
Net realized gain
  Class A shares........................        --              (1,963,778)
  Class B shares........................        --             (27,196,182)
  Class C shares........................        --              (3,276,401)
  Class D shares........................        --              (5,430,333)
                                           -------------     -------------

    Total Dividends and Distributions...      (1,867,288)      (37,866,694)
                                           -------------     -------------

Net decrease from transactions in shares
 of beneficial interest.................     (66,791,171)      (46,147,266)
                                           -------------     -------------

    Net Decrease........................    (133,163,252)     (234,738,559)

Net Assets:
Beginning of period.....................     541,276,525       776,015,084
                                           -------------     -------------

End of Period
 (INCLUDING ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME OF $1,896,981 AND
 $1,362,778, RESPECTIVELY)..............   $ 408,113,273     $ 541,276,525
                                           =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002

1. Organization and Accounting Policies
Morgan Stanley International Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of international common stocks and other equity securities. The Fund was organized as a Massachusetts business trust on October 23, 1998 and commenced operations June 28, 1999.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") or Morgan Stanley Investment Management Inc. (the "Sub-Advisor"), an affiliate of the Investment Manager, that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Foreign Currency Translation and Forward Foreign Currency Contracts -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management and Sub-Advisory Agreements
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 1.0% to the portion of daily net assets not exceeding $1 billion and 0.95% to the portion of daily net assets in excess of $1 billion.

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

Under a Sub-Advisory Agreement between the Sub-Advisor and the Investment Manager, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $23,784,067 at October 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.86%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $39,811, $1,061,114 and $3,243, respectively and received $28,922 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2002 aggregated $183,071,427 and $203,170,673, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent. At October 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $7,100.

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                       FOR THE YEAR                FOR THE YEAR
                                          ENDED                       ENDED
                                     OCTOBER 31, 2002            OCTOBER 31, 2001
                                --------------------------  --------------------------
                                  SHARES        AMOUNT        SHARES        AMOUNT
                                -----------  -------------  -----------  -------------
CLASS A SHARES
Sold..........................   14,014,187  $ 103,437,631   18,869,073  $ 167,690,395
Reinvestment of dividends and
 distributions................       44,953        347,486      201,920      1,898,051
Redeemed......................  (12,323,831)   (91,196,477) (18,704,066)  (169,610,946)
                                -----------  -------------  -----------  -------------
Net increase (decrease) --
 Class A......................    1,735,309     12,588,640      366,927        (22,500)
                                -----------  -------------  -----------  -------------
CLASS B SHARES
Sold..........................    7,782,148     59,007,084   22,092,721    187,306,434
Reinvestment of
 distributions................      --            --          2,734,233     25,401,031
Redeemed......................  (19,433,255)  (145,843,044) (35,263,293)  (302,093,744)
                                -----------  -------------  -----------  -------------
Net decrease -- Class B.......  (11,651,107)   (86,835,960) (10,436,339)   (89,386,279)
                                -----------  -------------  -----------  -------------
CLASS C SHARES
Sold..........................    3,153,039     23,108,929    3,711,134     31,759,458
Reinvestment of
 distributions................      --            --            328,722      3,053,828
Redeemed......................   (4,307,755)   (31,840,343)  (5,744,859)   (50,007,304)
                                -----------  -------------  -----------  -------------
Net decrease -- Class C.......   (1,154,716)    (8,731,414)  (1,705,003)   (15,194,018)
                                -----------  -------------  -----------  -------------
CLASS D SHARES
Sold..........................   13,331,817    100,332,174    9,549,842     85,770,151
Reinvestment of dividends and
 distributions................      162,573      1,259,940      476,627      4,494,588
Redeemed......................  (11,515,228)   (85,404,551)  (3,660,671)   (31,809,208)
                                -----------  -------------  -----------  -------------
Net increase -- Class D.......    1,979,162     16,187,563    6,365,798     58,455,531
                                -----------  -------------  -----------  -------------
Net decrease in Fund..........   (9,091,352) $ (66,791,171)  (5,408,617) $ (46,147,266)
                                ===========  =============  ===========  =============

6. Federal Income Tax Status
At October 31, 2002, the Fund had a net capital loss carryover of approximately $129,326,000 of which $35,159,000 will be available through October 31, 2009 and $94,167,000 will be available through October 31, 2010 to offset future capital gains to the extent provided by regulations.

Morgan Stanley International Fund
NOTES TO FINANCIAL STATEMENTS / / OCTOBER 31, 2002 CONTINUED

As of October 31, 2002, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of passive foreign investment companies ("PFICs"), the mark-to-market of open forward foreign currency exchange contracts and capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency gains and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $1,814,096.

7. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. The Fund may also purchase and sell interest rate, currency and index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts or an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2002, there were outstanding forward contracts and outstanding index futures contracts.

At October 31, 2002, investments in securities of issuers in the United Kingdom represented 31.6% of the Fund's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in this region.

At October 31, 2002, the Fund's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase, the Fund's custodian.

Morgan Stanley International Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE PERIOD
                                   FOR THE YEAR ENDED OCTOBER 31,       JUNE 28, 1999*
                                -------------------------------------      THROUGH
                                   2002         2001         2000      OCTOBER 31, 1999
                                -----------  -----------  -----------  ----------------
Class A Shares
Selected Per Share Data:
Net asset value, beginning of
 period.......................     $ 7.77       $10.29       $10.57          $10.00
                                   ------       ------       ------          ------
Income (loss) from investment
 operations:
  Net investment income++.....       0.04         0.06         0.11            0.01
  Net realized and unrealized
   gain (loss)................      (1.03)       (2.07)       (0.39)           0.56
                                   ------       ------       ------          ------
Total income (loss) from
 investment operations........      (0.99)       (2.01)       (0.28)           0.57
                                   ------       ------       ------          ------

Less dividends and
 distributions from:
  Net investment income.......      (0.08)       -            -             -
  Net realized gain...........      -            (0.51)       -             -
                                   ------       ------       ------          ------
Total dividends and
 distributions................      (0.08)       (0.51)       -             -
                                   ------       ------       ------          ------

Net asset value, end of
 period.......................     $ 6.70       $ 7.77       $10.29          $10.57
                                   ======       ======       ======          ======

Total Return+.................     (12.93)%     (20.36)%      (2.65)%          5.70%(1)

Ratios to Average Net
 Assets(3):
Expenses......................       1.56 %       1.46 %(4)      1.47 %         1.81%(2)
Net investment income.........       0.54 %       0.73 %       0.95 %          0.31%(2)
Supplemental Data:
Net assets, end of period, in
 thousands....................    $44,373      $37,974      $46,535         $38,506
Portfolio turnover rate.......         39 %         37 %         84 %            14%(1)

---------------------

  *   COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                                              FOR THE PERIOD
                                      FOR THE YEAR ENDED OCTOBER 31,          JUNE 28, 1999*
                                -------------------------------------------      THROUGH
                                    2002           2001           2000       OCTOBER 31, 1999
                                -------------  -------------  -------------  ----------------
Class B Shares
Selected Per Share Data:
Net asset value, beginning of
 period.......................      $ 7.62         $10.19         $10.55           $10.00
                                    ------         ------         ------           ------
Income (loss) from investment
 operations:
  Net investment income
   (loss)++...................       (0.02)          0.00           0.02            (0.02)
  Net realized and unrealized
   gain (loss)................       (1.02)         (2.06)         (0.38)            0.57
                                    ------         ------         ------           ------
Total income (loss) from
 investment operations........       (1.04)         (2.06)         (0.36)            0.55
                                    ------         ------         ------           ------

Less distributions from net
 realized gain................      -               (0.51)        -               -
                                    ------         ------         ------           ------

Net asset value, end of
 period.......................      $ 6.58         $ 7.62         $10.19           $10.55
                                    ======         ======         ======           ======

Total Return+.................      (13.65)%       (21.08)%        (3.41)%           5.50 %(1)

Ratios to Average Net
 Assets(3):
Expenses......................        2.32 %         2.24 %(4)       2.22 %          2.56 %(2)
Net investment income
 (loss).......................       (0.22)%        (0.06)%         0.20 %          (0.44)%(2)
Supplemental Data:
Net assets, end of period, in
 thousands....................    $217,216       $340,158       $561,375         $465,258
Portfolio turnover rate.......          39 %           37 %           84 %             14 %(1)

---------------------

  *   COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                                         FOR THE PERIOD
                                    FOR THE YEAR ENDED OCTOBER 31,       JUNE 28, 1999*
                                --------------------------------------      THROUGH
                                   2002          2001         2000      OCTOBER 31, 1999
                                -----------  ------------  -----------  ----------------
Class C Shares
Selected Per Share Data:
Net asset value, beginning of
 period.......................     $ 7.62       $10.19        $10.55          $10.00
                                   ------       ------        ------          ------
Income (loss) from investment
 operations:
  Net investment income
   (loss)++...................      (0.01)       (0.01)         0.02           (0.02)
  Net realized and unrealized
   gain (loss)................      (1.02)       (2.05)        (0.38)           0.57
                                   ------       ------        ------          ------
Total income (loss) from
 investment operations........      (1.03)       (2.06)        (0.36)           0.55
                                   ------       ------        ------          ------

Less distributions from net
 realized gain................      -            (0.51)        -             -
                                   ------       ------        ------          ------

Net asset value, end of
 period.......................     $ 6.59       $ 7.62        $10.19          $10.55
                                   ======       ======        ======          ======

Total Return+.................     (13.52)%     (21.08)%       (3.41)%          5.50 %(1)

Ratios to Average Net
 Assets(3):
Expenses......................       2.18 %       2.24 %(4)      2.22 %         2.56 %(2)
Net investment income
 (loss).......................      (0.08)%      (0.06)%        0.20 %         (0.44)%(2)
Supplemental Data:
Net assets, end of period, in
 thousands....................    $26,195      $39,079       $69,640         $69,811
Portfolio turnover rate.......         39 %         37 %          84 %            14 %(1)

---------------------

  *   COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
FINANCIAL HIGHLIGHTS CONTINUED

                                                                          FOR THE PERIOD
                                    FOR THE YEAR ENDED OCTOBER 31,        JUNE 28, 1999*
                                ---------------------------------------      THROUGH
                                    2002          2001         2000      OCTOBER 31, 1999
                                ------------  ------------  -----------  ----------------
Class D Shares
Selected Per Share Data:
Net asset value, beginning of
 period.......................      $ 7.80        $10.32       $10.58         $10.00
                                    ------        ------       ------         ------
Income (loss) from investment
 operations:
  Net investment income++.....        0.06          0.08         0.15           0.01
  Net realized and unrealized
   gain (loss)................       (1.04)        (2.09)       (0.41)          0.57
                                    ------        ------       ------         ------
Total income (loss) from
 investment operations........       (0.98)        (2.01)       (0.26)          0.58
                                    ------        ------       ------         ------

Less dividends and
 distributions from:
  Net investment income.......       (0.09)       -             -             -
  Net realized gain...........      -              (0.51)       -             -
                                    ------        ------       ------         ------
Total dividends and
 distributions................       (0.09)        (0.51)       -             -
                                    ------        ------       ------         ------

Net asset value, end of
 period.......................      $ 6.73        $ 7.80       $10.32         $10.58
                                    ======        ======       ======         ======
Total Return+.................      (12.70)%      (20.30)%      (2.46)%         5.80%(1)

Ratios to Average Net
 Assets(3):
Expenses......................        1.32 %        1.24 %(4)      1.22 %        1.56%(2)
Net investment income.........        0.78 %        0.94 %       1.20 %         0.56%(2)
Supplemental Data:
Net assets, end of period, in
 thousands....................    $120,329      $124,065      $98,465         $1,336
Portfolio turnover rate.......          39 %          37 %         84 %           14%(1)

---------------------

  *   COMMENCEMENT OF OPERATIONS.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4)  DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley International Fund
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley International Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley International Fund (the "Fund"), including the portfolio of investments, as of October 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and broker; where replies were not received from broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley International Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
DECEMBER 12, 2002

                      2002 Federal Tax Notice (unaudited)

       Of the Fund's ordinary income dividends paid during the fiscal year, 1.51% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                       MORGAN STANLEY INTERNATIONAL FUND
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 (a)(1). Declaration of Trust of the Registrant, dated October 23, 1998, is incorporated by reference to Exhibit 1 of the Initial Registration
          Statement on Form N-1A, filed on October 27, 1998.
 (a)(2).  Amendment to the Declaration of Trust of the Registrant, dated June 18,
          2001, is incorporated by reference to Exhibit 1(b) of Post Effective
          Amendment No. 3 to the Registration Statement on Form N-1A, filed on
          December 28, 2001.
 (b).     Amended and Restated By-Laws of the Registrant, dated September 24,
          2002, filed herein.
 (c).     Not Applicable.
 (d)(1).  Amended and Restated Investment Management Agreement between the
          Registrant and Morgan Stanley Investment Advisors Inc., dated May 1,
          2001, is incorporated by reference to Exhibit 4(a) of Post Effective
          Amendment No. 3 to the Registration Statement on Form N-1A, filed on
          December 28, 2001.
 (d)(2).  Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc.
          and Morgan Stanley Investment Management Inc., dated May 4, 1999, is incorporated by reference to Exhibit 4(b) of Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on March 15,
          1999.
 (e)(1). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 5(b) of Pre-Effective Amendment No. 1 to the
          Registration Statement on Form N-1A, filed on March 15, 1999.
 (e)(2).  Omnibus Selected Dealer Agreement between Morgan Stanley Distributors
          Inc. and National Financial Services Corporation, dated October 17,
          1998, is incorporated by reference to Exhibit 5 of Pre-Effective
          Amendment No. 2 to the Registration Statement on Form N-1A, filed on
          May 5, 1999.
 (e)(3).  Selected Dealer Agreement between Morgan Stanley Distributors Inc. and
          Morgan Stanley DW Inc., dated May 4, 1999, is incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 1 to the Registration
          Statement on Form N-1A, filed on January 31, 2000.
 (f).     Not Applicable.
 (g)(1). Custody Agreement between The Chase Manhattan Bank and the Registrant is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 15, 1999.
 (g)(2). Amendment to the Custody Agreement, dated June 15, 2001, is incorporated by reference to Exhibit 7(b) of Post Effective Amendment No. 3 to the
          Registration Statement on Form N-1A, filed on December 28, 2001.
 (h)(1).  Amended and Restated Transfer Agency and Service Agreement between the
          Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment
          No. 2 to the Registration Statement on Form N-1A, filed on December 27,
          2000.
 (h)(2). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 8(b) of Post Effective Amendment No. 3 to the
          Registration Statement on Form N-1A, filed on December 28, 2001.
 (i)(1). Opinion of Barry Fink, Esq., dated March 15, 1999, is incorporated by reference to Exhibit 9(a) of Pre-Effective Amendment No. 1 to the
          Registration Statement on Form N-1A, filed on March 15, 1999.
 (i)(2). Opinion of Lane Altman & Owens LLP, dated March 12, 1999, is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on March 15,
          1999.

 (j).     Consent of Independent Auditors, filed herein.

 (k).     Not Applicable.

 (l).     Not Applicable.

 (m). Plan of Distribution pursuant to Rule 12b-1, dated May 4, 1999, is incorporated by reference to Exhibit 13 of Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on March 15,
          1999.

 (n). Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post Effective Amendment
          No. 3 to the Registration Statement on Form N-1A, filed on December 28,
          2001.

 (o).     Not Applicable.

 (p)(1). Code of Ethics of Morgan Stanley Investment Management Inc., filed herein.

 (p)(2).  Code of Ethics of the Morgan Stanley Funds, filed herein.

 Other Powers of Attorney are incorporated by reference to Exhibit (Other(a)) of Pre-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A, filed on March 15, 1999 and Exhibit other of Post-Effective
          Amendment No. 2 to the Registration Statement on Form N-1A, filed on
          December 27, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------

Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer and Director of
                                     Morgan Stanley Services; President of the Morgan Stanley Funds;
                                     Executive Vice President and Director of Morgan Stanley DW;
                                     Director of Morgan Stanley Investment Management Inc.; Member
                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies; Chief Executive
                                     Officer of the Van Kampen Open-End Funds.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, and Director of
Secretary and Director               Morgan Stanley Services; Vice President and Secretary of Morgan
                                     Stanley Distributors; Vice President, Secretary and General
                                     Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and                Services; Vice President and Assistant Secretary of the Morgan
General Counsel                      Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan
                                     Stanley Investments LP; Chairman of Morgan Stanley
                                     Institutional Fund Trust; Director of Morgan Stanley
                                     Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and and
Managing Director, Chief             Director of Morgan Stanley Services and Chief Executive Officer
Administrative Officer and           and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and                of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-        Investments LP.
Investments

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley American Opportunities Fund

 (11)  Morgan Stanley Balanced Growth Fund

 (12)  Morgan Stanley Balanced Income Fund

 (13)  Morgan Stanley Biotechnology Fund

 (14)  Morgan Stanley California Tax-Free Daily Income Trust

 (15)  Morgan Stanley California Tax-Free Income Fund

 (16)  Morgan Stanley Capital Opportunities Trust

 (17)  Morgan Stanley Convertible Securities Trust

 (18)  Morgan Stanley Developing Growth Securities Trust

 (19)  Morgan Stanley Diversified Income Trust

 (20)  Morgan Stanley Dividend Growth Securities Inc.

 (21)  Morgan Stanley Equity Fund

 (22)  Morgan Stanley European Growth Fund Inc.

 (23)  Morgan Stanley Federal Securities Trust

 (24)  Morgan Stanley Financial Services Trust

 (25)  Morgan Stanley Fund of Funds

 (26)  Morgan Stanley Fundamental Value Fund

 (27)  Morgan Stanley Global Advantage Fund

 (28)  Morgan Stanley Global Dividend Growth Securities

 (29)  Morgan Stanley Global Utilities Fund

 (30)  Morgan Stanley Growth Fund

 (31)  Morgan Stanley Hawaii Municipal Trust

 (32)  Morgan Stanley Health Sciences Trust

 (33)  Morgan Stanley High Yield Securities Inc.

 (34)  Morgan Stanley Income Builder Fund

 (35)  Morgan Stanley Information Fund

 (36)  Morgan Stanley Intermediate Income Securities

 (37)  Morgan Stanley International Fund

 (38)  Morgan Stanley International SmallCap Fund

 (39)  Morgan Stanley International Value Equity Fund

 (40)  Morgan Stanley Japan Fund

 (41)  Morgan Stanley KLD Social Index Fund

 (42)  Morgan Stanley Latin American Growth Fund

 (43)  Morgan Stanley Limited Duration Fund

 (44)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (45)  Morgan Stanley Limited Term Municipal Trust

 (46)  Morgan Stanley Liquid Asset Fund Inc.

 (47)  Morgan Stanley Market Leader Trust

 (48)  Morgan Stanley Mid-Cap Value Fund

 (49)  Morgan Stanley Multi-State Municipal Series Trust

 (50)  Morgan Stanley Nasdaq-100 Index Fund

 (51)  Morgan Stanley Natural Resource Development Securities Inc.

 (52)  Morgan Stanley New Discoveries Fund

 (53)  Morgan Stanley New York Municipal Money Market Trust

 (54)  Morgan Stanley New York Tax-Free Income Fund

 (55)  Morgan Stanley Next Generation Trust

 (56)  Morgan Stanley Pacific Growth Fund Inc.

 (57)  Morgan Stanley Prime Income Trust

 (58)  Morgan Stanley Real Estate Fund

 (59)  Morgan Stanley S&P 500 Index Fund

 (60)  Morgan Stanley Small-Mid Special Value Fund

 (61)  Morgan Stanley Special Growth Fund

 (62)  Morgan Stanley Special Value Fund

 (63)  Morgan Stanley Strategist Fund

 (64)  Morgan Stanley Tax-Exempt Securities Trust

 (65)  Morgan Stanley Tax-Free Daily Income Trust

 (66)  Morgan Stanley Tax-Managed Growth Fund

 (67)  Morgan Stanley Technology Fund

 (68)  Morgan Stanley Total Market Index Fund

 (69)  Morgan Stanley Total Return Trust

 (70)  Morgan Stanley U.S. Government Money Market Trust

 (71)  Morgan Stanley U.S. Government Securities Trust

 (72)  Morgan Stanley Utilities Fund

 (73)  Morgan Stanley Value-Added Market Series

 (74)  Morgan Stanley Value Fund

 (75)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of December, 2002.

                                           MORGAN STANLEY INTERNATIONAL FUND

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Chief Executive Officer and
                                                                    President

 By:  /s/ MITCHELL M. MERIN                                                                              12/27/02
      -------------------------------------------
      Mitchell M. Merin

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By:  /s/ FRANCIS SMITH                                                                                  12/27/02
      -------------------------------------------
      Francis Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By:  /s/ BARRY FINK                                                                                     12/27/02
      -------------------------------------------
      Barry Fink
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By:  /s/ DAVID M. BUTOWSKY                                                                              12/27/02
      -------------------------------------------
      David M. Butowsky
      Attorney-in-Fact

                       MORGAN STANLEY INTERNATIONAL FUND

                                 EXHIBIT INDEX

  (b).   --   Amended and Restated By-Laws of the Registrant
  (j).   --   Consent of Independent Auditors
  (p)(1). --  Code of Ethics of Morgan Stanley Investment Management Inc.
  (p)(2). --  Code of Ethics of Morgan Stanley Funds